UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑11(c) or §240.14a‑2

PULSE BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

PULSE BIOSCIENCES, INC.

3957 Point Eden Way

Hayward, CA 94545

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 8:00 am Pacific Time on May 23, 2018

Dear Pulse Biosciences, Inc. Stockholder:

You are cordially invited to attend our 2018 annual meeting of stockholders (the “Annual Meeting”), which will be held on May 23, 2018 at 8:00 am Pacific Time at the Fairfield Inn & Suites located at 25921 Industrial Boulevard, Hayward, California 94545. During the Annual Meeting, stockholders will be asked to vote on the following proposals, as more fully described in the accompanying proxy statement:

1.

To elect six directors from the nominees named in the accompanying proxy statement to hold office until our 2019 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal;

2.	To approve the reincorporation of Pulse Biosciences, Inc. from the State of Nevada to the State of Delaware, pursuant to a plan of conversion;
3.	To approve and adopt a form of indemnification agreement; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on March 28, 2018 as the record date for the Annual Meeting.  Only stockholders of record on March 28, 2018 are entitled to notice of and to vote at the Annual Meeting.  It is important that your shares are represented and voted at the Annual Meeting.  For specific voting instructions, please refer to the information provided in the proxy statement, together with your proxy card or the voting instructions you received with the proxy statement.

Your vote must be received by 11:59 p.m. Eastern Time, on Monday, May 22, 2018. For specific voting instructions, please refer to the information provided in the proxy statement, together with your proxy card or the voting instructions you received with the proxy statement. This proxy statement is being mailed to stockholders on or about            , 2018.

YOUR VOTE IS IMPORTANT.  Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail.

Thank you for your continued support of Pulse Biosciences.

By Order of the Board of Directors,

Darrin R. Uecker

President and Chief Executive Officer

Hayward, California

              , 2018

-i-

-ii-

PULSE BIOSCIENCES, INC.

____________________

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 8:00 am on May 23, 2018

____________________

GENERAL INFORMATION

We are providing you with this Proxy Statement and the enclosed form of proxy in connection with the solicitation by our Board of Directors for use at our 2018 annual meeting of stockholders (the “Annual Meeting”).  The Annual Meeting will be held at the Fairfield Inn & Suites located at 25921 Industrial Boulevard, Hayward, California 94545 on May 23, 2018 at 8:00 am Pacific Time.  This Proxy Statement contains important information regarding our Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and information about voting procedures.  As used herein, “we,” “us,” “our,” “Pulse Biosciences,” or the “Company” refers to Pulse Biosciences, Inc., a Nevada corporation.

This Proxy Statement and the accompanying proxy card or voting instruction form will first be made available to our stockholders on or about            , 2018.  See the section titled, “Fiscal Year 2017 Annual Report and SEC Filings” for information on accessing our 2017 Annual Report to Stockholders.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement.  You should read this entire Proxy Statement carefully.  Information contained on or that can be accessed through our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

QUESTIONS AND ANSWERS

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own.  The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card, or if available, voting by telephone or the Internet.  We have designated Darrin Uecker and Brian Dow to serve as proxies for the annual meeting.

What matters will be voted on at the Annual Meeting?

The following matters will be voted on at the Annual Meeting:

Proposal 1: To elect six directors from the nominees named in this Proxy Statement to hold office until our 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified, subject to earlier resignation or removal;

Proposal 2: To approve reincorporation of Pulse Biosciences, Inc. from the state of Nevada to the state of Delaware, pursuant to a plan conversion;

Proposal 3: To approve the Pulse Biosciences, Inc. form of indemnification agreement; and

Such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

•	“FOR” the election of the six directors nominated by our Board of Directors and named in this proxy statement;
•	“FOR” approval of the reincorporation of Pulse Biosciences, Inc. from the state of Nevada to the state of Delaware; and
•	“FOR” approval of the Pulse Biosciences, Inc. form of indemnification agreement.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters.  The persons named on the proxy card intend to vote the proxy in accordance with their best judgment.  Our Board of Directors does not intend to bring any other matters to be voted on at the Annual Meeting.  We are not currently aware of any other matters that may properly be presented by others for action at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on March 28, 2018, which we refer to as the record date, may vote at the Annual Meeting.  Each stockholder is entitled to one vote for each share of our common stock held as of the record date.  In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date.  Stockholders are not permitted to cumulate votes with respect to the election of directors.

A complete list of these stockholders will be available at our corporate offices at 3957 Point Eden Way, Hayward, California 94545 during regular business hours for ten days prior to the Annual Meeting.  This list also will be available during the Annual Meeting at the meeting location.  A stockholder may examine the list for any legally valid purpose related to the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholders of Record.  You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with Corporate Stock Transfer, Inc., our transfer agent.  As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial Owner.  You are a beneficial owner if at the close of business on the record date your shares were held by a brokerage firm, bank or other nominee and not in your name.  Being a beneficial owner means that, like many of our stockholders, your shares are held in “street name.”  As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides.  However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy.  Please see “What if I do not specify how my shares are to be voted?” for more information.

Do I have to do anything in advance if I plan to attend the Annual Meeting in person?

If you are a stockholder of record, you do not need to do anything in advance to attend or vote at the Annual Meeting in person.  In order to enter the Annual Meeting, you must present valid government photo identification, such as a driver’s license or passport, as well as proof of share ownership.  If you are a beneficial owner, you must bring a legal proxy from the organization that holds your shares in order to vote your shares at the Annual Meeting in person.  Use of cameras, recording devices, computers and other electronic devices, such as smart phones and tablets, will not be permitted at the Annual Meeting.  Photography and video are prohibited at the Annual Meeting.  Please allow ample time for check-in.

How do I vote and what are the voting deadlines?

Stockholders of Record.  If you are a stockholder of record, there are several ways for you to vote your shares:

•

By mail.  If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope.  Sign your name exactly as it appears on the proxy card.  Your completed, signed and dated proxy card must be received prior to the Annual Meeting.

•

By telephone or via the Internet.  You may vote your shares by telephone or via the Internet by following the instructions provided in the proxy card.  We recommend that you have your proxy car in hand when voting by telephone or via the Internet.  If you vote by telephone or via the Internet, you do not need to return a proxy card by mail.  Internet and telephone voting are available 24 hours a day.  Votes submitted by telephone or via the Internet must be received by 11:59 p.m. Eastern Time on May 22, 2018.

•

In person at the Annual Meeting.  You may vote your shares in person at the Annual Meeting.  Even if you plan to attend the Annual Meeting in person, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

Beneficial Owners.  If you are a beneficial owner of your shares, you will receive voting instructions from the broker, bank or other nominee holding your shares.  You should follow the voting instructions provided by your broker, bank or nominee in order to instruct your broker, bank or other nominee on how to vote your shares.  The availability of telephone and Internet voting will depend on the voting process of the broker, bank or nominee.  Shares held beneficially may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee giving you the right to vote the shares.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.  To vote, you will need the control number. The control number will be included in the notice or on your proxy card if you are a stockholder of record, or included with your voting instructions received from your broker, bank or other nominee if you hold your shares of common stock in a “street name”.

Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. Please be aware that you must bear any costs associated with your Internet access.

Can I revoke or change my vote after I submit my proxy?

Stockholders of Record.  If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual meeting by:

•	Signing and returning a new proxy card with a later date;
•	Entering a new vote by telephone or via the Internet by 11:59 p.m. Eastern Time on May 22, 2018;
•	Delivering a written revocation to our Corporate Secretary at Pulse Biosciences, Inc., 3957 Point Eden Way, Hayward CA 94545 by 8:00 p.m. Eastern Time on May 22, 2018; or
•	Attending the Annual Meeting and voting in person.

Beneficial Owners.  If you are a beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions on changing your vote.

What if I do not specify how my shares are to be voted?

Stockholders of Record.  If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•	“FOR” the election of the six directors nominated by our Board of Directors and named in this Proxy Statement a for a one-year term and until their successors are duly elected;
•	“FOR” the approval of the reincorporation of Pulse Biosciences, Inc. from the state of Nevada to the state of Delaware;
•	“FOR” the approval of the Pulse Biosciences, Inc. form of indemnification agreement; and
•	In the discretion of the named proxies regarding any other matters properly presented for vote at the Annual Meeting.

Beneficial Owners.  If you are a beneficial owner and you do not provide your broker, bank or other nominee with voting instructions, your broker, bank or other nominee will determine if it has the discretionary authority to vote on the particular matter.  Under the rules of The Nasdaq Stock Market, brokers, banks and other nominees do not have discretion to vote on non-routine matters such as Proposal 1, Proposal 2 and Proposal 3 absent direction from you.  Therefore, if you do not provide voting instructions to your broker, bank or other nominee, your broker, bank or other nominee may not vote your shares on Proposal 1, Proposal 2 or Proposal 3.

What constitutes a quorum, and why is a quorum required?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our bylaws and Nevada law.  The presence, in person or by proxy, of a majority of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting.  As of the close of business on the record date March 28, 2018, we had 16,869,566 shares of common stock outstanding and entitled to vote at the Annual Meeting, meaning that 8,434,783 shares of common stock must be represented in person or by proxy to constitute a quorum.

Your shares will be counted towards the quorum if you submit a proxy or vote at the Annual Meeting.  Abstentions and broker non-votes will also count towards the quorum requirement.  If there is not a quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

What is the effect of a broker non-vote?

Brokers, banks or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting.  A broker non-vote occurs when a broker, bank or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares.  Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal.  Thus, a broker non-vote will not impact our ability to obtain a quorum and will not otherwise affect the outcome of the vote on a proposal that requires a plurality of votes cast (Proposal 1) or the approval of a majority of the voting power of the corporation (Proposal 2) or the approval of a majority of the votes present in person or represented by proxy and entitled to vote (Proposal 3).

What is the vote required for each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed

Proposal 1: Election of directors	Plurality of votes cast	No
Proposal 2: Approval of the reincorporation of Pulse Biosciences, Inc. from the state of Nevada to the state of Delaware	Majority of the voting power of the corporation	No
Proposal 3: Approval of the form of indemnification agreement	Majority of the shares entitled to vote and present in person or represented by proxy	No

With respect to Proposal 1, you may vote FOR or AGAINST any of the nominees for election as a director, or you may ABSTAIN from voting on any nominee.  The election of directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved.  “Plurality” means that the nominees who receive the largest number of FOR votes are elected as directors.  As a result, any shares not voted FOR a particular nominee (whether as a result of a vote AGAINST, a stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

With respect to Proposal 2, you may vote FOR, AGAINST or ABSTAIN.  If you ABSTAIN from voting on this proposal, the abstention will have the same effect as a vote AGAINST Proposal 2.

With respect to Proposal 3, you may vote FOR, AGAINST or ABSTAIN.  If you ABSTAIN from voting on this proposal, the abstention will have the same effect as a vote AGAINST Proposal 3.

Who will count the votes?

Broadridge Financial Solutions, Inc. has been engaged to receive and tabulate stockholder votes.  Broadridge will separately tabulate FOR and AGAINST votes, abstentions, and broker non-votes.  Broadridge will also certify the election results and perform any other acts required by the Nevada General Corporation Law.

Who is paying for the costs of this proxy solicitation?

We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials.  Solicitations may be made personally or by mail, facsimile, telephone, messenger, or via the Internet by our personnel who will not receive additional compensation for such solicitation.  In addition, we will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to stockholders.

How can I find the results of the Annual Meeting?

Preliminary results will be announced at the Annual Meeting.  Final results also will be published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) after the Annual Meeting.

What does it mean if I receive more than one set of printed materials?

If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts.  Please follow the voting instructions on each set of printed materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials.  How may I obtain an additional copy of the proxy materials?

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders.  This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to our stockholders.  Under this process, certain stockholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies.  Any stockholders who object to or wish to begin householding may notify our Investor Relations Department at ir@pulsebiosciences.com or Investor Relations, Pulse Biosciences, Inc., 3957 Point Eden Way, Hayward, CA 94545.

Beneficial owners may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals for 2019 Annual Meeting

The submission deadline for stockholder proposals to be included in our proxy materials for the 2019 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act is          , 2018 except as may otherwise be provided in Rule 14a-8.  All such proposals must be in writing and received by our Corporate

Secretary at Pulse Biosciences, Inc., 3957 Point Eden Way, Hayward, CA 94545 by close of business on the required deadline in order to be considered for inclusion in our proxy materials for the 2019 annual meeting of stockholders.  Submission of a proposal before the deadline does not guarantee its inclusion in our proxy materials.

Advance Notice Procedure for 2019 Annual Meeting

Under our Bylaws, director nominations and other business may be brought at an annual meeting of stockholders in accordance with the requirements of our Bylaws as in effect from time to time.  For the 2019 annual meeting of stockholders, a stockholder notice must be received by our Corporate Secretary at Pulse Biosciences, Inc., 3957 Point Eden Way, Hayward, CA 94545, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the one-year anniversary of the date of the previous year’s annual meeting.  However, if the 2019 annual meeting of stockholders is advanced by more than 25 days prior to or delayed by more than 25 days after the one-year anniversary of the 2018 Annual Meeting of Stockholders, then, for notice by the stockholder to be timely, it must be received by our Corporate Secretary not earlier than the close of business on the 120th day prior to the 2019 annual meeting of stockholders and not later than the close of business on the later of (i) the 90th day prior to the 2019 annual meeting of stockholders, or (ii) the 10th day following the day on which public announcement of the date of such annual meeting is first made. Please refer to the full text of our Bylaw provisions for additional information and requirements. A copy of our Bylaws may be obtained by writing to our Corporate Secretary at the address listed above.

CORPORATE GOVERNANCE

Overview

The Board of Directors oversees our Chief Executive Officer and other senior management in the competent and ethical operation of our business and affairs and assures that the long-term interests of the stockholders are being served.

Board Leadership Structure

Our Board believes that the roles of Chairman and Chief Executive Officer may be filled by the same or different individuals.  This allows the Board of Directors flexibility to determine whether the two roles should be combined or separated based upon the needs of the Company and the Board of Director’s assessment of our leadership from time to time.  The Board of Directors believes that, at this time, it is in the best interests of our Company and our stockholders for Darrin R. Uecker to serve as our President and Chief Executive Officer and Robert W. Duggan to serve as Chairman of the Board.

Our Board of Directors has determined that the separation of the roles of Chairman of the Board and Chief Executive Officer is appropriate at this time as it allows our Chief Executive Officer to focus primarily on management responsibilities and corporate strategy, while allowing our Chairman to focus on leadership of the Board, providing feedback and advice to the Chief Executive Officer and providing a channel of communication between the Board members and the Chief Executive Officer.  The Chairman of the Board presides over all Board meetings and works with the Chief Executive Officer to develop agendas for Board meetings.  He also works with the Board to drive decisions about particular strategies and policies and, in concert with the independent Board committees, facilitates a performance evaluation process of the Board.

The Board of Directors has not appointed a Lead Independent director.  In the absence of the Chairman at a meeting of the Board, Mr. Uecker presides over the meeting, whereas during executive sessions of the independent directors, an independent director in attendance presides over the meeting and provides feedback from the executive session to the Chairman, Chief Executive Officer and other senior management.

The Board’s Role in Risk Oversight

Our management has day-to-day responsibility for identifying risks facing us, including implementing suitable mitigating processes and controls, assessing risks in relation to Company strategies and objectives, and appropriately managing risks in a manner that serves the best interests of the Company, our stockholders, and other stakeholders.  Our Board of Directors is responsible for ensuring that an appropriate culture of risk management exists within the Company and for setting the right “tone at the top,” overseeing our aggregate risk profile, and assisting management in addressing specific risks.

Generally, various committees of our Board of Directors oversee risks associated with their respective areas of responsibility and expertise.  For example, our Audit Committee oversees, reviews and discusses with management and the independent auditor risks associated with our internal controls and procedures for financial reporting and the steps management has taken to monitor and mitigate those exposures; our Audit Committee also oversees the management of other risks, including those associated with credit risk.  Our Compensation Committee oversees the management of risks associated with our compensation policies, plans and practices.  Our Nominating and Corporate Governance Committee oversees the management of risks associated with director independence and Board of Directors composition and organization.  Management and other employees report to the Board of Directors and/or relevant committee from time to time on risk-related issues.

Director Independence

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Messrs. Duggan, Clark, and Soni and Drs. Fogarty and Zanganeh, representing five of our six directors has or has had a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of The Nasdaq Stock Market.

Our Board of Directors also determined that Mr. Soni, and Drs. Fogarty and Zanganeh, who comprise our Audit Committee, Mr. Soni and Dr. Zanganeh, who comprise our Compensation Committee, and Mr. Clark, Mr. Duggan and Dr. Fogarty, who comprise our Nominating and Corporate Governance Committee, satisfy the independence standards for those committees established by applicable SEC rules, including Rule 10A-3 of the Exchange Act, and the rules of The Nasdaq Stock Market.  In making this determination, our Board of Directors considered the relationships that each non-employee director has or has had with our company and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

The Board of Directors believes that the independence of the Board members satisfies the independence standards established by applicable SEC rules and the rules of The Nasdaq Stock Market.

Director Nominations

Candidates for nomination to our Board of Directors are selected by the Nominating and Corporate Governance Committee in accordance with the committee’s charter, and our Certificate of Incorporation and Bylaws.  The Nominating and Corporate Governance Committee will evaluate all candidates in the same manner and using the same criteria, regardless of the source of the recommendation.

The Nominating and Corporate Governance Committee may retain recruiting professionals to assist in identifying and evaluating candidates for director nominees.  The Nominating and Corporate Governance Committee considers factors such as character, integrity, judgment, diversity of experience (including age, gender, international background, race and professional experience), independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like.  The Nominating and Corporate Governance Committee considers the following minimum qualifications to be satisfied by any nominee to the Board of Directors: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board of Directors; the ability to assist and support management and make significant contributions to the Company’s success; and an understanding of the fiduciary responsibilities that is required of a member of the Board of Directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Based on the Nominating and Corporate Governance Committee’s recommendation, the Board of Directors selects director nominees and recommends them for election by our stockholders, and also fills any vacancies that may arise between annual meetings of stockholders.

The Nominating and Corporate Governance Committee will consider director candidates who are timely proposed by our stockholders in accordance with our Bylaws and other procedures established from time to time by the Nominating and Corporate Governance Committee.

If you would like the Nominating and Corporate Governance Committee to consider a prospective director candidate, please follow the procedures in our Bylaws and submit the candidate’s name and qualifications to: Corporate Secretary, Pulse Biosciences, Inc., 3957 Point Eden Way, Hayward, CA 94545.

Code of Business Conduct and Ethics

We have adopted a code of business conduct that is applicable to all of our employees, officers, and directors.  Our code of business conduct is available on the Investor Relations page of our website at www.pulsebiosciences.com under “Corporate Governance.”  We will post amendments to or waivers of our code of business conduct on the same website.

Communication with the Board of Directors

Any stockholder communication with our Board of Directors or individual directors should be directed to Pulse Biosciences, Inc., c/o Corporate Secretary, 3957 Point Eden Way, Hayward, CA 94545.  The Corporate Secretary will forward these communications, as appropriate, directly to the director(s).  The independent directors of the Board of Directors review and approve the stockholder communication process periodically in an effort to enable an effective method by which stockholders can communicate with the Board of Directors.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Board and Committee Meetings

Our Board of Directors and its committees meet throughout the year on a set schedule, hold special meetings as needed, and act by written consent from time to time.  During fiscal year 2017, our Board of Directors held 11 meetings, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served.

The names of the nominees and directors, their ages as of December 31, 2017 and certain other information about them are set forth below:

Name	Age	Position
Darrin R. Uecker	52	President and Chief Executive Officer and Director
Robert W. Duggan	73	Chairman of the Board of Directors
Kenneth A. Clark	59	Director
Thomas J. Fogarty, M.D.	83	Director
Manmeet S. Soni	40	Director
Maky Zanganeh, D.D.S.	47	Director

___________________

The principal occupations and positions and directorships for at least the past five years of our directors and director nominees, as well as certain information regarding their individual experience, qualifications, attributes and skills that led our Board of Directors to conclude that they should serve on the Board of Directors, are described below.  There are no family relationships among any of our directors or executive officers.

Darrin R. Uecker has been our Chief Executive Officer and President and a director since September 2015.  Mr. Uecker has over 20 years of experience in the medical device field.  From January 2014 to September 2015, Mr. Uecker was the President and Chief Operating Officer of Progyny, Inc., a company that developed EevaTM, the world’s first automated time-lapse system for embryo selection during in-vitro fertilization.  From June 2009 to January 2014, Mr. Uecker was the Chief Executive Officer and President and a Director of Gynesonics, Inc., a company that developed a novel medical device for the treatment of symptomatic uterine fibroids using ultrasound guided radiofrequency ablation.  Prior to that, Mr. Uecker served in a variety of executive level roles, including as a Senior Vice President at CyperHeart, Inc. (June 2008 to June 2009), a company that developed an external beam radiation platform for the treatment of heart arrhythmias, a Senior Vice President at Conceptus, Inc. (May 2007 to June 2008), and as Chief Technology Officer at RITA Medical Systems, Inc. (January 2004 to January 2007), a medical device oncology company focused on ablative therapies.  Mr. Uecker holds a M.S. degree in Electrical and Computer Engineering from the University of California at Santa Barbara.

Mr. Uecker was appointed as a director due to his practical experience and leadership in technical, research and development gained in leadership roles with life science companies developing technologies.

Robert W. Duggan has been a director and Chairman of the Board of Directors since November 2017.  Since 2015 Mr. Duggan has been CEO of Duggan Investments, a venture capital and public equity investment firm primarily focused on patient-friendly break through solutions to complex diseases of aging.  From 2008 to 2015, Mr. Duggan was Chairman, CEO and the largest investor in Pharmacyclics, a patient-friendly, science-

based, employee-driven developer of small-molecule medicines for the treatment of cancers. Pharmacyclics was acquired by AbbVie in May 2015. From 1990 to 2003, Mr. Duggan was Chairman of the Board of Computer Motion. From 1997 to 2003, Mr. Duggan also served as Chief Executive Officer of Computer Motion. In June 2003, Computer Motion merged with Intuitive Surgical. From 2003 to 2011, Mr. Duggan served on the Board of Directors of Intuitive Surgical.  Mr. Duggan received a U.S. Congressman's Medal of Merit from Ron Paul in 1985 and in 2000 he was named a Knight of the Legion D’Honor by President Jacques Chirac of France.  He is a member of the University of California at Santa Barbara Foundation Board of Trustees.

Mr. Duggan was appointed as a director because of his significant combined service as Chief Executive Officer of two innovative health care companies and career spanning over 30 years as a venture investor and advisor for a broad range of companies, and extensive expertise in vision, strategic development, planning, finance and management.

Kenneth A. Clark has been a director since November 2017. Mr. Clark has been a member of the law firm Wilson Sonsini Goodrich & Rosati, P.C. since 1993. His practice has focused on strategic transactions in the biopharmaceutical industry for over 25 years. Mr. Clark served on the board of directors of Pharmacyclics, Inc., from November 2012 through the acquisition by AbbVie in May 2015. He holds a B.A. degree from Vanderbilt University and a law degree from the University of Texas at Austin.

Mr. Clark was appointed as a director because of his extensive experience in the biopharmaceutical industry and his more than 25 years of experience with growth enterprises.

Thomas J. Fogarty, M.D. has served as a director since November 2017. Dr. Fogarty has been involved with a wide spectrum of innovations in business and technology, having served as founder/co-founder of a variety of companies, and acquired over 160 surgical patents. Dr. Fogarty received the National Medal of Technology and Innovation, the nation’s highest honor for technological achievement, in November 2014, the Jacobson Innovation Award of the American College of Surgeons, the 2000 Lemelson-MIT prize for Invention and Innovation and was inducted into the Inventors Hall of Fame in December 2001. Dr. Fogarty founded the Fogarty Institute for Innovation at El Camino Hospital, which seeks to create an environment where innovation in medicine is encouraged, supported, and nurtured. Dr. Fogarty received his undergraduate education at Xavier University and his medical degree from the University of Cincinnati. He completed his residency at the University of Oregon and later served as Medical Staff President at Stanford Medical Center from 1973-1975.

Dr. Fogarty was appointed as a director because of his vast experience in the medical device industry and his medical and scientific expertise.

Manmeet S. Soni was appointed to our Board of Directors in November 2017. Mr. Soni has been the Senior Vice President and Chief Financial Officer of Alnylam Pharmaceuticals since May 2017. From March 2016 to February 2017, Mr. Soni served as Chief Financial Officer and Treasurer of biopharmaceutical company ARIAD Pharmaceuticals, Inc., which was acquired by Takeda Pharmaceutical Company Limited. Before joining ARIAD Pharmaceuticals, Inc., Mr. Soni joined Pharmacyclics, Inc. in 2012 as controller and held various other roles there until becoming Chief Financial Officer and Treasurer in February 2015 until its acquisition by AbbVie in May 2015. Previously, Mr. Soni worked at ZELTIQ Aesthetics Inc., and PricewaterhouseCoopers San Jose, in the Life Science and Venture Capital Group. Prior to that, he worked at PricewaterhouseCoopers India. Mr. Soni graduated from Hansraj College at Delhi University in India. He is recognized as a Certified Public Accountant, licensed by the State of California, and as a Chartered Accountant in India.

Mr. Soni was appointed as a director because of his extensive experience in the life sciences industry and his financial and accounting expertise.

Mahkam “Maky” Zanganeh, D.D.S, MBA, was appointed to our Board of Directors in February 2017.  Dr. Zanganeh is currently Founder and CEO of Maky Zanganeh and Associates, an executive management and consulting firm.  Previously, from August 2012 to September 2015, she served as the Chief Operating Officer of Pharmacyclics Inc. She also served as Chief of Staff and Chief Business Officer of Pharmacyclics from December 2011 to July 2012 and Vice President, Business Development from August 2008 to November 2011. Prior to joining Pharmacyclics Inc., Dr. Zanganeh served as President Director General (2007-2008) for the French government bio-cluster project initiative in France, establishing alliances and developing small life science businesses regionally.  From September 2003 to August 2008, Dr. Zanganeh served as Vice President of Business Development for Robert W. Duggan & Associates.  Dr. Zanganeh also served as worldwide Vice President of Training & Education (2002-2003) and President Director General for Europe, Middle East and Africa (1998-2002) for Computer Motion Inc.  Dr. Zanganeh received a DDS degree from Louis Pasteur University in Strasbourg, France and MBA from Schiller International University in France.

Dr. Zanganeh was appointed as a director because of her years of executive and operational experience in the life sciences industry.

Board Committees

Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which has the composition and the responsibilities described below.  The Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee all operate under charters approved by our Board of Directors, which charters are available on the Investors Relations page of our website at www.pulsebiosciences.com under “Corporate Governance.”  Our Board of Directors from time to time establishes additional committees to address specific needs.

The following table sets forth (i) the four standing committees of the Board of Directors, the current members of each committee and the number of meetings held by each committee in fiscal year 2017:

Name of Director	Audit	Compensation	Nominating and Corporate Governance
Darrin R. Uecker
Robert W. Duggan			X
Manmeet Soni	X (chair)	X
Kenneth Clark			X (chair)
Thomas Fogarty, M.D.	X		X
Maky Zanganeh, D.D.S.	X	X (chair)
Number of Meetings Held During 2017	3	3	2

Although the Company does not have a formal policy regarding attendance by members of the Board at its Annual Meeting, the Board encourages directors to attend. Two of the current Board members who were members of the Board at our 2017 annual stockholder meeting attended such meeting.

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process and assists the Board of Directors in monitoring our financial systems and our legal and regulatory compliance.  Our Audit Committee is responsible for, among other things:

•	selecting and hiring our independent auditors;
•	appointing, compensating and overseeing the work of our independent auditors;
•	approving engagements of the independent auditors to render any audit or permissible non-audit services;
•	reviewing the qualifications and independence of the independent auditors;
•	monitoring the rotation of partners of the independent auditors on our engagement team as required by law;
•	reviewing our financial statements and critical accounting policies and estimates;
•	reviewing the adequacy and effectiveness of our internal controls over financial reporting; and
•	reviewing and discussing with management and the independent auditors the results of our annual audit, quarterly financial statements and publicly filed reports.

The members of our Audit Committee are Mr. Soni, Drs. Fogarty and Zanganeh.  Mr. Soni serves as our Audit Committee chair.  Our Board of Directors has determined that Mr. Soni meets the financial literacy requirements under the rules of The Nasdaq Stock Market and the SEC and that he qualifies as Audit Committee financial expert as defined under SEC rules and regulations.

Compensation Committee

Our Compensation Committee oversees our corporate compensation policies, plans and programs.  Our Compensation Committee is responsible for, among other things:

•	reviewing and recommending policies, plans and programs relating to compensation and benefits of our directors, officers and employees;
•	reviewing and recommending compensation and the corporate goals and objectives relevant to compensation of our Chief Executive Officer;
•	reviewing and approving compensation and corporate goals and objectives relevant to compensation for executive officers other than our Chief Executive Officer;
•	evaluating the performance of our executive officers in light of established goals and objectives; and
•	administering our equity compensations plans for our employees and directors.

The members of our Compensation Committee are Dr. Zanganeh and Mr. Soni.  Dr. Zanganeh serves as the chair of our Compensation Committee.  Our Board of Directors has determined that each member of our Compensation Committee is independent within the meaning of the independent director guidelines of The Nasdaq Stock Market.  We believe that the composition of our Compensation Committee meets the requirements for independence under, and the functioning of our Compensation Committee complies with, all applicable requirements of The Nasdaq Stock Market and SEC rules and regulations.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee oversees and assists our Board of Directors in reviewing and recommending corporate governance policies and nominees for election to our Board of Directors.  Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	evaluating and making recommendations regarding the organization and governance of the Board of Directors and its committees;
•	assessing the performance of members of the Board of Directors and making recommendations regarding committee and chair assignments;
•	recommending desired qualifications for Board of Directors membership and conducting searches for potential members of the Board of Directors;
•	reviewing nominees for election to the Board of Directors who are recommended by security holders of our Company;
•	developing in consultation with our Board of Directors and periodically reviewing a succession plan for our Chief Executive Officer; and
•	reviewing and making recommendations with regard to our corporate governance guidelines.

The members of our Nominating and Corporate Governance Committee are Messrs. Clark and Duggan and Dr. Fogarty.  Our Board of Directors has determined that each member of our Nominating and Corporate

Governance Committee is independent within the meaning of the independent director guidelines of The Nasdaq Stock Market.

Director Compensation

Employee directors are not compensated for Board of Directors services in addition to their regular employee compensation.

The following table sets forth information concerning compensation paid or earned for services rendered to us by the non-employee members of our Board of Directors for the fiscal year ended December 31, 2017.  Compensation paid to Mr. Uecker is included in the section entitled, “Executive Compensation” and excluded from the table below:

Name	Fees earned or paid in cash ($)	Option Awards ($) (1)	Total ($)
Robert W. Duggan	3,917	936,606	940,523
Thomas Fogarty, M.D.	2,750	936,606	939,356
Manmeet Soni	3,250	936,606	939,856
Kenneth Clark	2,584	936,606	939,190
Maky Zanganeh, D.D.S.	22,875	788,317	811,192

___________________

(1)

Amounts shown represent the aggregate grant date fair value of the option awards computed in accordance with FASB ASC Topic 718.  These amounts do not correspond to the actual value that will be recognized.  The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our financial statements.

The aggregate number of shares subject to stock options outstanding and exercisable at December 31, 2017 for each non-employee director is as follows:

Name	Aggregate Number of Stock Options Outstanding as of December 31, 2017	Aggregate Number of Stock Options Exercisable as of December 31, 2017
Robert W. Duggan	65,000	—
Thomas Fogarty, M.D.	65,000	—
Manmeet Soni	65,000	—
Kenneth Clark.	65,000	—
Maky Zanganeh, D.D.S.	80,000	20,000

___________________

Our Compensation Committee consulted with the independent compensation consultant, StreeterWyatt Governance LLC, to perform an analysis of our outside director compensation policy relative to prevailing market data.  Based on its review, the Compensation Committee recommended to the Board of Directors to make changes to existing cash and equity-based compensation levels. With respect to Board service, our Board of Directors approved compensation to each non-employee member of the Board as follows:

Cash compensation:  Each non-employee member of the Board is eligible to receive the following cash compensation: (1) an annual retainer for each member of the Board of $25,000 paid in equal quarterly installments; (2) the members of the Company’s Audit, Compensation and Nominating and Corporate Governance Committees are eligible for an additional annual retainer of $4,000 for their service on each committee; (3) the Chair of the Audit, Compensation and Nominating and Corporate Governance Committees were eligible to receive annual retainers of $10,000, $8,000, and $6,000, respectively, in lieu of the member retainer; (4) the Chairman of the Board is eligible to receive an additional annual retainer of $18,000. We reimburse our non-employee directors for all reasonable out-of-pocket expenses incurred in the performance of their duties as directors.

Equity Compensation:  Each new non-employee director receives a stock option grant to purchase 65,000 shares of our common stock under the terms of the then in effect equity compensation plan.  These initial awards will vest over three years, with one-third of the shares subject to the option vesting on the one year anniversary of the date of grant, and the remaining shares vesting monthly over the following two years, provided such non-employee director continues to serve as a director through each vesting date.  In addition, each non-employee director automatically receives an annual stock option grant to purchase 15,000 shares of our common stock on the date of the annual meeting beginning on the date of the first annual meeting that is held after such non-employee director received his or her initial award, provided such non-employee director continues to serve as a director through such date.  Such annual awards vest monthly over one year, provided such non-employee director continues to serve as a director through each vesting date.

In the event of a “change in control,” the participant non-employee director will fully vest in and have the right to exercise awards as to all shares underlying such awards and all restrictions on awards will lapse, and all performance goals or other vesting criteria will be deemed achieved at 100% of target level and all other terms and conditions met, provided the non-employee director remains a director through the date of such change in control.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors has nominated Darrin R. Uecker, Robert W. Duggan, Thomas Fogarty, Manmeet Soni and Maky Zanganeh for election at the Annual Meeting to terms expiring at the 2019 annual meeting of stockholders.  Please refer to “Board of Directors and Committees of the Board” section above for the nominees’ biographies.

The six nominees receiving the highest number of votes will be elected at the Annual Meeting.  In the event a nominee is unable or declines to serve as a director, the proxies will be voted at the Annual Meeting for any nominee who may be designated by the Board of Directors to fill the vacancy.  As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

Summary information regarding our nominees is set forth below.

Name	Age	Position	Director Since
Darrin R. Uecker	52	Chief Executive Officer, Pulse Biosciences, Inc.	2015
Robert W. Duggan	73	Chairman, Pulse Biosciences, Inc.	2017
Thomas Fogarty, M.D.	83	Founder, Fogarty Institute for Innovation	2017
Manmeet Soni	40	Chief Financial Officer, Alnylam Pharmaceuticals, Inc.	2017
Kenneth Clark	59	Member, Wilson Sonsini Goodrich & Rosati, P.C.	2017
Maky Zanganeh, D.D.S.	47	President, Zanganeh and Associates	2017

There is no family relationship among any of the nominees, directors and/or any of our executive officers.  Our executive officers serve at the discretion of the Board of Directors.  Further information about our directors, is provided in the “Board of Directors and Committees of the Board” section above.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

“FOR”

ALL SIX NOMINEES TO SERVE AS OUR DIRECTORS.

PROPOSAL 2: APPROVAL OF THE REINCORPORATION FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE

We are asking you to approve the reincorporation of Pulse Biosciences, Inc. from the state of Nevada to the state of Delaware (the “Reincorporation”).  For the reasons discussed below, our Board of Directors has unanimously adopted, subject to stockholder approval, the reincorporation pursuant to a plan of conversion.

Summary

The principal effects of the Reincorporation, if approved by our stockholders and effected, will be that:

•	The affairs of the Company will cease to be governed by the corporate laws of the state of Nevada and will become subject to the corporate laws of the state of Delaware.
•

Following the Reincorporation, the resulting entity (“Pulse-Delaware”) will be the same entity as currently incorporated in the state of Nevada (“Pulse-Nevada”) and will continue with all of the rights, privileges and powers of Pulse-Nevada, will possess all of the properties of Pulse-Nevada, will continue with all of the debts, liabilities and obligations of Pulse-Nevada and will continue with the same officers and directors of Pulse-Nevada, as further described below.

•

If and when the Reincorporation becomes effective, all of the issued and outstanding shares of Common Stock of Pulse-Nevada will be automatically converted into issued and outstanding shares of common stock of Pulse-Delaware, without any action on the part of our stockholders. We will continue to file periodic reports and other documents with the SEC. The Reincorporation will not change the respective positions of the Company or stockholders under federal securities laws. Shares of our common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions after the Reincorporation. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), stockholders will be deemed to have acquired the Pulse-Delaware common stock on the date they acquired their shares of Pulse-Nevada common stock.

•	The common stock of Pulse-Delaware will continue to be quoted on the Nasdaq Capital Market with the same trading symbol (“PLSE”).
•

Following the Reincorporation, all of our employee benefit and incentive plans will become Pulse-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Pulse-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation.

Plan of Conversion

To accomplish the reincorporation, the Board of Directors has adopted a plan of conversion (the “Plan of Conversion”), substantially in the form attached hereto as Appendix A. The Plan of Conversion provides that we will convert into a Delaware corporation and thereafter will be subject to the General Corporation Law of the State of Delaware (the “DGCL”).

Assuming the holders of a majority of our outstanding shares of common stock vote in favor of this Proposal 2, we will cause the Reincorporation to be effected at such time as we determine by filing with (1) the Secretary of State of the State of Nevada articles of conversion, substantially in the form attached hereto as Appendix B (the “Articles of Conversion”) and (2) the Secretary of State of the State of Delaware (i) the certificate of conversion, substantially in the form attached hereto as Appendix C (the “Certificate of Conversion) and (ii) the Certificate of Incorporation, substantially in the form attached hereto as Appendix D

(the “Delaware Certificate”). In addition, if and when the Board of Directors effects the Reincorporation, the Board of Directors will adopt the Bylaws of Pulse-Delaware (the “Delaware Bylaws”), substantially in the form attached hereto as Appendix E. Approval of this Proposal 2 by our stockholders will constitute approval of the Plan of Conversion, the Articles of Conversion, the Certificate of Conversion, the Delaware Certificate and the Delaware Bylaws.

Notwithstanding the foregoing, the Reincorporation may be delayed by the Board of Directors or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after approval by the Company’s stockholders, if the Board of Directors determines for any reason that such delay or termination would be in the best interests of our Company and its stockholders. If the Reincorporation is approved by our stockholders, the Reorganization would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada) of the articles of conversion and the filing (and acceptance thereof by the Secretary of State of the State of Delaware) of the certificate of conversion and the Delaware Certificate.

Reasons for Voting for Approval of the Reincorporation from the State of Nevada to the State of Delaware

The Board of Directors has approved the reincorporation because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporation corporate laws of other states, including Nevada. The state of Delaware is recognized for adopting comprehensive, modern and flexibly corporate laws, which are amended periodically to respond to the changing legal and business needs of corporations. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations are incorporated in Delaware or have changed their corporate domiciles to Delaware. Delaware, unlike Nevada, has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Delaware judiciary has become particularly familiar with corporate laws and corporate matters, and a substantial body of court decisions has developed construing the DGCL, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. We believe this will assist our Board of Directors and management in making corporate decisions and taking corporate actions with greater assurance as to the validity and consequences of those decisions and actions. For these and other reasons, we believe that the Reincorporation will directly benefit our stockholders.

The Board of Directors is not proposing the reincorporation to prevent a change in control of our company and is not aware of any present attempt by any person to acquire control of our company or to obtain representation on the Board of Directors.

Why You Should Vote for Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Nevada Revised Statutes (the “NRS”).

Further, Delaware courts (including the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing Delaware legal precedents. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law enhances the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board of Directors and management to make corporate decisions and take actions with a greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation may also make it easier to attract future candidates willing to serve of the Board of Directors because many such candidate are familiar with Delaware law, including provisions of the DGCL relating to fiduciary duties and director indemnification, from their past business experience.

Additionally, in the opinion of the Board of Directors, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Certain investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

Effects of Reincorporation

Apart from being governed by the Delaware Certificate, the Delaware Bylaws and the DGCL, Pulse-Delaware will effectively be the same entity as Pulse-Nevada. By virtue of the Reincorporation, all rights, privileges, and powers of Pulse-Nevada, all property owned by Pulse-Nevada, all debts owed to Pulse-Nevada and all other causes of action belonging to Pulse-Nevada immediately prior to the Reincorporation will remain vested in Pulse-Delaware following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of Pulse-Nevada immediately prior to the Reincorporation will remain attached the Pulse-Delaware following the Reincorporation.

Upon effectiveness of the Reincorporation all shares of common stock of Pulse-Nevada will automatically be converted into shares of common stock of Pulse-Delaware, without any further action on the part of the stockholders. The Reincorporation will have no effect on the transferability of the shares or the trading of the shares of common stock on Nasdaq under the same trading symbol “PLSE.” We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our common stock that are freely tradeable prior to the Reincorporation will continue to be freely tradeable as shares of Pulse-Delaware common stock, and shares of the Company’s common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of Pulse-Delaware common stock. The Reincorporation will not change the respective positions of Pulse Biosciences, Inc. or our stockholders under federal securities laws.

Upon effectiveness of the Reincorporation, (i) our directors and officers will become all of the directors and officers of Pulse-Delaware, (ii) all of our employee benefit and incentive plans will become Pulse-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Pulse-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation.

We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as our rights and obligations after the Reincorporation.

Effect of Vote for Reincorporation

A vote in favor of the reincorporation is a vote in favor of the Plan of Conversion, the Articles of Conversion, the Certificate of Conversion, the Delaware Certificate and the Delaware Bylaws. Stockholders should also note that approval of the reincorporation also will constitute approval of our equity and other employee benefit and incentive plans continuing as plans of our company after the reincorporation.

Effect of Not Obtaining Required Vote for Approval

If we fail to obtain the requisite vote of our stockholders for approval of the reincorporation, the reincorporation will not be consummated and we will continue to be incorporated under the laws of the state of Nevada, the Nevada Article of Incorporation and the current bylaws of Pulse-Nevada.

Amendments, Termination, Abandonment of the Plan of Conversion

The Plan of Conversion may be amended or modified by the Board of Directors prior to effecting the reincorporation, provided that the board determines that such amendment would be in the best interests of Pulse-Nevada and our stockholders, and provided further that, if stockholder approval has been obtained, the amendment does not (1) alter or change the manner or bases of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of any entity, or for cash or other property in whole or in part, or (2) alter or change any of the terms and conditions of the Plan Conversion in a manner that adversely affects our stockholders.

The reincorporation may be delayed by the Board of Directors, or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors, at any time prior to the effective time of the reincorporation, whether before or after approval by our stockholders, if the Board of Directors determines for any reason that such delay or termination would be in the best interests of Pulse-Nevada and our stockholders.

Material U.S. Federal Income Tax Consequences of the Reincorporation to U.S. Holders

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. Stockholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The Reincorporation provided for in the Plan of Conversion is intended to be a tax-free reorganization under Section 368(a) of the Code. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the Reincorporation, and no gain or loss will be recognized by us. You will have the same basis in the Pulse-Delaware common stock received by you pursuant to the Reincorporation as you have in the shares of Pulse-Nevada common stock held by you as of immediately prior to the time the Reincorporation is consummated. Your holding period with respect to Pulse-Delaware common stock will include the period during which you held the corresponding shares of Pulse-Nevada common stock, provided the latter was held by you as a capital asset at the time of consummation of the Reincorporation.

Dissenters’ Rights

Under the NRS, stockholders are entitled to dissenters’ rights in connection with a reincorporation. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation. From and after the effective date of the corporate action, the basis of which invokes dissenters’ rights, any stockholder who has exercised their right to dissent is not entitled to vote on any action for any purpose or receive any dividends accrued and payable after such effective date.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the Reincorporation.

Regulatory Approvals

The Reincorporation will not be consummated until after stockholder approval is obtained. We will obtain all required consent of government authorities, including the filing of the Articles of Conversion, the Certificate of Conversion and the Delaware Certificate.

Blank Check Stock

Pulse-Nevada’s current Articles of Incorporation and the Delaware Certificate both authorize the Board to issue shares of stock in series with such preferences as designated at the time of issuance. The Board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of stock if the Reincorporation is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and the Board believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to Pulse-Delaware and its stockholders. Should the Board determine to issue a new class or series of stock, it will only do so upon terms that the Board deems to be in the best interests of Pulse-Delaware and its stockholders.

It should be noted that the voting rights and other rights to be accorded to any unissued series of stock of Pulse-Delaware remain to be fixed by the Board. Accordingly, if the Board so authorizes, the holders of a new series of stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of stock could also be convertible into a large number of shares of Pulse-Delaware common stock under certain circumstances or have other terms that might make acquisition of a controlling interest in Pulse-Delaware more difficult or more costly, including the right to elect additional directors to the Board. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of Pulse-Delaware. Also, a new series of stock could be privately placed with purchasers who might side with the management of Pulse-Delaware opposing a hostile tender offer or other attempt to obtain control.

Comparison of Stockholder Rights Before and After the Reincorporation

Although the Delaware Certificate of Incorporation and the Delaware Bylaws contain many similar provisions from the current Articles of Incorporation and Bylaws of Pulse-Nevada, they also include certain provisions that are different from the provisions contained in Pulse current Articles of Incorporation and Bylaws. The following discussion briefly summarizes some of the changes resulting from the Reincorporation and the significant differences between the NRS, the current Articles of Incorporation and Bylaws of Pulse-Nevada and the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws. The foregoing summary does not purport to be a complete statement of the respective rights of holders of our common stock and Pulse-Delaware common stock, and is qualified in its entirety by reference to the NRS and DGCL, respectively, and to the current Articles of Incorporation and Bylaws of Pulse-Nevada and the Delaware Certificate of Incorporation and the Delaware Bylaws, respectively. A matrix that compares many of the most important differences between Nevada and Delaware laws can be found below.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate of Incorporation and Delaware Bylaws
Amendment of Charter Documents	Nevada law requires the adoption of a resolution by the corporation’s board of directors followed by the affirmative vote of the majority of the voting power of the corporation.

Delaware law requires the adoption of a resolution by the corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the certificate of incorporation, unless a greater percentage vote is required by the certificate of incorporation. Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote. Further, Delaware law states that if an amendment would (i) increase or decrease the aggregate number of authorized shares of a class, (ii) increase or decrease the par value of shares of a class, or (iii) alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. DGCL Section 242.

If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. NRS 78.390.

The Delaware Certificate of Incorporation provides that the affirmative vote of the holders of at least 66 2/3% of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required to alter, amend or repeal, or to adopt any provision inconsistent with Articles V, VI, VII, IX.

The Nevada Articles of Incorporation is consistent with the NRS.

Amendment of Bylaws

Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors. NRS 78.120.

The power to adopt, amend, or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power. DGCL Section 109.

The Nevada Articles of Incorporation and Nevada Bylaws are consistent with the NRS. In addition, the Nevada Bylaws state that any amendment or repeal of the Bylaws by stockholders requires the affirmative vote of a majority of the outstanding voting shares of the Corporation.

The Delaware Certificate of Incorporation expressly authorizes the Board of Directors to adopt, amend or repeal the Delaware Bylaws. The Delaware Bylaws also state that the Board of Directors is expressly empowered to adopt, amend or repeal the bylaw.

Number of Directors

A corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased. Unless otherwise provided in the articles of incorporation, directors need not be stockholders. NRS 78.115.

The board of directors of a corporation shall consist of 1 or more members, each of whom shall be a natural person. The number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. DGCL Section 141.

	The Nevada Bylaws do not change this statutory rule.	The Delaware Certificate of Incorporation (which does not fix the number of directors) and Delaware Bylaws do not change this statutory rule.

Filling Vacancies on the Board of Directors

All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors. NRS 78.335.

All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provides otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office. DGCL Section 223.

The Nevada Bylaws are consistent with the NRS.

The Delaware Bylaws are consistent with the DGCL and are substantially similar to the Nevada Bylaws. However, as noted, the DGCL provides greater protection to the Company’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole board of directors.

Removal of Directors

Any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with or without cause. NRS 78.335.

Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as follows: (a) unless the certificate of incorporation otherwise provides, in the case of a corporation whose board is classified stockholders may effect such removal only for cause; or (b) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part. DGCL Section 141.

The Nevada Bylaws are consistent with the NRS.

Board Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee. NRS 78.315

Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee. DGCL Section 141.

	The Nevada Bylaws are consistent with the NRS.	The Delaware Bylaws are consistent with the DGCL and are substantially similar in regard to board and committee action by written consent.

Interested Party Transaction

Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if one of the following circumstances exists: (a) the director’s or officer’s interest in the contract or transaction is known to the Board, and the transaction is approved or ratified by the Board in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer); (b) the director’s or officer’s interest in the contract or transaction is known to the stockholders, and the transaction is approved or ratified by a majority of the stockholders holding a majority of voting power; (c) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the Board; or (d) the contract or transaction is fair to the corporation at the time it is authorized or approved. NRS 78.140.

Delaware law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders, or (c) the contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders. DGCL Section 144.

Nevada and Delaware law are substantially similar, with Delaware law providing additional provisions for the approval of related party transactions by stockholders.

Stockholder Voting - Quorum

Unless the articles of incorporation or bylaws otherwise provide, a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business. NRS 78.320

The certificate of incorporation or bylaws may specify the number of shares and/or the amount of other securities having voting power the holders of which shall be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than 1/3 of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than 1/3 of the shares of such class or series or classes or series. In the absence of such specification in the certificate of incorporation or bylaws: (a) a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors. DGCL Section 216.

The Nevada Bylaws are consistent with the NRS.

Consistent with the DGCL, the Delaware Bylaws state that the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business. The Delaware Bylaws and Nevada Bylaws are substantially similar with respect to quorum requirements.

Duration of Proxies

A proxy is effective only for a period of six months from the date of its creation, unless it is coupled with an interest or unless otherwise provided by the stockholder in the proxy, which duration may not exceed seven years. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power. NRS 78.355.

A proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. DGCL Section 212

	The Nevada Bylaws do not change this statutory rule.	The Delaware Bylaws do not change this statutory rule. The statutory default under the DGCL provides of proxies to remain valid for a longer duration than the statutory default under the NRS.

Advance Notice Bylaw Provision

The NRS does not prohibit a  corporation from including in its bylaws provisions requiring advance notice of and information requirements for business to be brought before an annual or special meeting of stockholders, including nominations of persons for election as directors.

The Delaware Bylaws contain advance notice requirements for business to be brought before an annual or special meeting of stockholders, including nominations of persons for election as directors. As a result, stockholders must satisfy specific timing and information requirements in order to have a proposal considered at or in order to nominate a person for election as a director at an annual or special meeting. Any proposal or nomination that fails to comply with these timing and information requirements may be disqualified.

The Nevada Bylaws require that stockholder’s notice must be received not later that the 90th day before the annual meeting and not earlier that the 120th day before the annual meeting.

Stockholder Vote for Mergers and Other Corporate Reorganizations

Under Nevada law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Nevada law does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger. NRS 92A.130.

Under Delaware law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. DGCL Section 251.

Neither the Nevada Articles of Incorporation nor the Nevada Bylaws change this statutory rule.

Neither the Delaware Articles of Incorporation nor the Delaware Bylaws change this statutory rule. Nevada and Delaware law are substantially similar in regard to stockholder approval of mergers and other corporate reorganizations.

Special Meetings of Stockholders

Unless otherwise provided in the articles of incorporation or bylaws, the entire Board, any two directors, or the president may call annual and special meetings of the stockholders and directors. NRS 78.310

Special meetings of the stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws. DGCL Section 211.

The Nevada Bylaws are consistent with the NRS, but also provide that a special meeting of stockholders may be called by any officer and at the request in writing of stockholders owning at least 10% of the capital stock of the Corporation issued and outstanding and entitled to vote.

The Delaware Certificate of Incorporation and Delaware Bylaws state the special meetings of the stockholders may be called at any time by the Board of Directors, and officer or at the request in writing of stockholders owning at least 15% of the capital stock of the Corporation issued and outstanding and entitled to vote.

Stockholder Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws otherwise provide, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. NRS 78.320.

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. DGCL Section 228.

	The Nevada Bylaws do not change this statutory rule.	The Delaware Certificate of Incorporation and Delaware Bylaws do not allow stockholders to act by written consent, and therefore differ from the Nevada Bylaws.

Advance Notice Provisions	Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of shareholder proposals.	Delaware law permits a corporation to include in its bylaws provisions requiring advance notice of shareholder proposals.

The Nevada Bylaws will provide that advance notice of a stockholder’s proposal or director nominee must be delivered to the Secretary at the Company’s principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than twenty-five (25) days before or more than twenty-five (25) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the later of (i) the ninetieth (90th) day prior to such annual meeting, or (ii) the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

The Delaware Bylaws will provide that advance notice of a stockholder’s proposal or director nominee must be delivered to the Secretary at the Company’s principal executive offices not less than forty-five (45) days nor more than seventy-five (75) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the later of (i) the ninetieth (90th) day prior to such annual meeting, or (ii) the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

Effect of Failure to Hold an Annual Meeting of Stockholders

If a corporation fails to hold an annual stockholders’ meeting to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power. NRS 78.345.

If an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director. DGCL Section 211.

The Nevada Bylaws do not change this statutory rule.

The Delaware Bylaws do not change this statutory rule. As between Nevada law and Delaware law, Delaware law provides for a shorter interval than Nevada law (13 months versus 18 months) before a stockholder can apply to a court to order a meeting for the election of directors. Also, Nevada law requires that application be made by a stockholder holding at least 15% of the voting power; whereas, Delaware law permits any stockholder or director to make the application.

Adjournment of Stockholder Meetings

Unless the articles of incorporation or bylaws otherwise provide, if a stockholders’ meeting is adjourned to another date, time, or place, notice need not be delivered of the date, time, or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be delivered to each stockholder of record as of the new record date. NRS 78.370.

If a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. DGCL Section 222.

	The Nevada Bylaws do not change this statutory rule.	The Delaware Bylaws do not change this statutory rule.

Limitation on Director Liability

Under Nevada law, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud, or a knowing violation of law. NRS 78.138.

Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit. DGCL Section 102.

Consistent with this statutory rule, the Nevada Articles of Incorporation provide that the personal liability of the directors of the corporation is eliminated to the fullest extent permitted by the NRS. The Nevada Bylaws do not change this statutory rule.

Consistent with this statutory rule, the Delaware Certificate of Incorporation and the Delaware Bylaws limit the personal liability of a director for breach of fiduciary duty as permitted under the DGCL. Delaware law is more extensive in the enumeration of actions under which we may not eliminate a director’s personal liability.

Indemnification

A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful. However, indemnification may not be made for any claim, issue, or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement, unless and only to the extent that the court determines the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. NRS 78.7502.

A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: (a) the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. DGCL Section 145.

	The Nevada Articles of Incorporation and the Nevada Bylaws are consistent with the NRS.	The Delaware Certificate of Incorporation and the Delaware Bylaws are consistent with the DGCL. The indemnification provisions of the NRS and DGCL are substantially similar.

Advancement of Expenses

Nevada law provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit, or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation. NRS 78.751.

Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative, or investigative action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses. DGCL Section 145.

	The Nevada Articles of Incorporation and the Nevada Bylaws do not change this statutory rule.	The Delaware Certificate of Incorporation and the Delaware Bylaws are consistent with the DGCL.

Declaration and Payment of Dividends

Except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. NRS 78.288.

Subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus”; or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock). DGCL Sections 154, 170.

	The Nevada Articles of Incorporation and the Nevada Bylaws do not change this statutory rule.	The Delaware Certificate of Incorporation and the Delaware Bylaws are consistent with the DGCL

Business Combinations

Nevada law prohibits certain business combinations between a Nevada corporation and an interested stockholder for three years after such person becomes an interested stockholder. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the three year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or by a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation. NRS 78.411-.444.

Delaware law prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition of ownership. DGCL Section 203.

The Nevada Articles of Incorporation and the Nevada Bylaws do not change this statutory rule.

The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule. Nevada law and Delaware law provide for different thresholds in determining whether or not a person is an “interested stockholder.” Under Delaware law, since the threshold is higher, we will be able to engage in certain transactions with stockholders that would otherwise be prohibited under Nevada law.

Selection of Forum	The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any provisions governing selection of forum for litigating corporate claims.

The Delaware Bylaws contains a provision regarding selection of forum, which provides that unless the Corporation consents in writing to the selection of an alternative forum, the Delaware Court of Chancery shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or the Delaware Certificate of Incorporation or the Delaware Bylaws, (d) any action to interpret, apply, enforce or determine the validity of the Delaware Certificate of Incorporation or the Bylaws, or (e) any action asserting a claim governed by the internal affairs doctrine, in each case subject to the Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein; provided that, if and only if the Court of Chancery dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in Delaware.

Control Share Acquisition Statute

Under the NRS, an acquiring person who acquires a controlling interest in an issuing corporation is prohibited from exercising voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of stockholders. Unless otherwise provided in the articles of incorporation or the bylaws, if the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to dissent and demand payment of the fair value of his or her shares. A controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more, of all the voting power of the corporation in the election of directors. Control shares means those outstanding voting shares of an issuing corporation which an acquiring person: (a) acquires in an acquisition or offer to acquire in an acquisition; and (b) acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person. The control share acquisition statute applies to any acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have addresses in Nevada, unless the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person provide that the provisions of those sections do not apply. NRS 78.378-.3793.

Delaware does not have a similar statute, and consistent with Delaware law, neither the Delaware Certificate of Incorporation nor the Delaware Bylaws will contain a provision similar to the NRS control share acquisition statute.

The Nevada Bylaws expressly opted out of the provisions in the NRS pertaining to the acquisition of a controlling interest by the Corporation’s existing or future stockholders.

Vote Required

Approval of the reincorporation from the state of Nevada to the state of Delaware requires the affirmative vote of a majority of the voting power of the incorporation.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR”

THE APPROVAL OF THE REINCORPORATION FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE

PROPOSAL 3: APPROVAL OF THE FORM OF INDEMNIFICATION AGREEMENT

We are asking you to approve the Pulse Biosciences, Inc. form of indemnification agreement.  In connection with the Reincorporation, our Board of Directors has unanimously adopted, subject to stockholder approval, the form of indemnification agreement.  The form of indemnification agreement,  substantially in the form appended to this proxy statement as Appendix F (the “Indemnification Agreement”) will be adopted if approved by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.

Purpose

The Board of Directors believes the Indemnification Agreement serves the best interests of Pulse Biosciences, Inc. and its stockholders by strengthening our ability to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make a significant contribution to our success. The Indemnification Agreement is intended to complement the indemnity protection available under applicable law, our amended and restated certificate of incorporation and any policies of insurance which are or may hereafter be maintained by Pulse Biosciences, Inc.

We currently have indemnification agreements with our directors and officers. We are proposing the approval of the Indemnification Agreement to replace our existing form of indemnification agreement as a part of the Reincorporation and to conform our Indemnification Agreement to the DGCL.

Description of the Indemnification Agreement

The Indemnification Agreement requires us to indemnify the indemnitee, to the fullest extent permitted by applicable law, against all expenses, judgments, fines and amounts paid in settlement incurred by the indemnitee in connection with any proceeding, whether of a civil, criminal, administrative or investigative nature, in which the indemnitee may be or may have been involved as a party, witness or otherwise, by reason of the fact that indemnitee was a director or officer of our company, or by reason of any action or inaction on indemnitee’s part while acting as a director or officer of our company, or by reason of the fact that indemnitee was serving, at the request of our company, in certain capacities for other entities.  In addition, the Indemnification Agreement provides for the advancement of expenses, including attorney fees, incurred by the indemnitee in defending against any such proceeding.

The Indemnification Agreement sets out, among other things, the process for determining entitlement to indemnification, the conditions to advancement of expenses, the procedures for enforcement of indemnification rights, the limitations on indemnification and requirements relating to the notice and defense of claims for which indemnification is sought.

The Indemnification Agreement only provides for indemnification for expenses if the indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to our best interests and, with respect to any criminal proceeding, had no reasonable cause to believe that such indemnitee’s conduct was unlawful.  No indemnification for expenses will be made under the Indemnification Agreement for any claim as to which a court of competent jurisdiction has finally adjudged the indemnitee to be liable to us, except to the extent that the court has determined that, despite the adjudication of liability but in view of all the circumstances of the case, the indemnitee is fairly and reasonably entitled to indemnification for such expenses as the court has deemed proper.

The foregoing description is only a summary of certain provisions of the Indemnification Agreement, and is qualified in its entirety by reference to the Indemnification Agreement.

Vote Required

Approval of the form of indemnification agreement requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE

“FOR”

THE APPROVAL OF THE FORM OF INDEMNIFICATION AGREEMENT

AUDITOR SERVICES AND FEES

Policy on Audit Committee’s Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee reviews and pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm.  These services may include audit services, audit-related services and tax services, as well as specifically designated non-audit services which, in the opinion of the Audit Committee, will not impair the independence of the independent registered public accounting firm.  Pre-approval generally is provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget.  The independent registered public accounting firm and the Company’s management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, including the fees for the services performed to date.  In addition, the Audit Committee also may pre-approve particular services on a case-by-case basis, as necessary or appropriate.

The following table sets forth the approximate aggregate fees billed to the Company by Gumbiner Savett Inc. in fiscal 2017 and 2016 (in thousands):

Fee Category	2017	2016
Audit Fees	$87	$102
Tax Fees	—	—
All Other Fees	11	136
Total	$98	$238

Audit Fees consisted of professional services rendered in connection with the audit of the Company’s annual financial statements included in the Company’s Annual Report on Form 10-K and quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10‑Q.

Tax Fees consisted of professional services rendered in connection with tax compliances and consulting services.

All Other Fees consisted of fees related to professional services provided in connection with regulatory filings.

The Audit Committee has concluded that the provision of the non-audit services listed above was compatible with maintaining the independence of Gumbiner Savett Inc.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

Our Nominating and Corporate Governance is responsible for reviewing any related party transactions of the Company, which we define as transactions between us and our executive officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our common stock and any member of the immediate family of any of the foregoing persons where the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year.  In approving or rejecting any such proposal, our Nominating and Corporate Governance Committee considers the facts and circumstances available and deemed relevant by our Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Related Party Transactions

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements discussed above in the sections titled “Board of Directors and Corporate Governance – Director Compensation” and “Executive Compensation,” we describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and
•

any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Retention of Wilson Sonsini Goodrich & Rosati

On November 2, 2017, the Company appointed Kenneth A. Clark to the Board of Directors. Mr. Clark is a member of the law firm of Wilson Sonsini Goodrich and Rosati, Professional Corporation (“WSGR”), which is also outside corporate counsel to the Company. During the year ended December 31, 2017, the Company incurred expenses for legal services rendered by WSGR totaling approximately $0.7 million.

We believe that our arrangements with WSGR were on terms no less favorable to the Company than would have been available from unrelated law firms of similar size and stature.

Private Placements

On February 7, 2017, we entered into a securities purchase agreement with Robert W. Duggan and Maky Zanganeh (the “Investors”), pursuant to which we agreed to issue and sell to the Investors an aggregate of 819,673 shares of our common stock at a price per share of $6.10, for net proceeds of approximately $5.0 million.  On September 24, 2017, we entered into a securities purchase agreement with Robert W. Duggan, pursuant to which we agreed to issue and sell to Robert W. Duggan an aggregate of 2,000,000 shares of our common stock at a price per share of $15.02, for net proceeds of approximately $29.9 million (collectively with the sale of shares to the Investors on February 7, 2017, the “Private Placements”).  The Investors were not directors of the Company on the dates of the Private Placements, respectively, but they each became a director of the Company subsequent to their most recent investment.

Pursuant to each purchase agreement, we agreed to file registration statements to cover the resale of such shares of common stock and to keep such registration statement effective until the date on which all of the shares of our common stock are either sold pursuant to the registration statement or can be sold publicly without restriction or limitation under Rule 144 under the Securities Act of 1933. On June 30, 2017, we filed a registration statement on Form S-3 covering the resale of the shares of our common stock in satisfaction of such requirement with respect to the February Private Placement. With respect to the September Private Placement, we plan to prepare and file with the Securities and Exchange Commission a registration statement to register for resale of the shares during 2018.

Registration Rights Agreements

We are party to a registration rights agreement which provides, among other things, that certain holders of our outstanding common stock have the right to demand that we file a registration statement or request that their shares of our common stock be covered by a registration statement that we are otherwise filing.

We are party to a registration rights agreement which provides, among other things, that certain holders of our outstanding warrants have the right to demand that we file a registration statement or request that their shares of our common stock be covered by a registration statement that we are otherwise filing.

Other Transactions

We have granted stock options to our named executive officers and certain of our directors.  See the sections titled “Board of Directors and Corporate Governance – Director Compensation” and “Executive Compensation,” for a description of these stock options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 28, 2018 with respect to the beneficial ownership of our common stock by (i) each person the Company believes beneficially holds more than 5% of the outstanding shares of the Company’s common stock based solely on the Company’s review of SEC filings; (ii) each director and nominee; (iii) each named executive officer listed in the table entitled, “Summary Compensation Table” under the section entitled, “Executive Compensation”; and (iv) all directors and executive officers as a group.  As of March 28, 2018, 16,869,566 shares of our common stock were issued and outstanding.  Unless otherwise indicated, all persons named as beneficial owners of our common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned.  Unless otherwise noted below, the address of each stockholder listed on the table is c/o Pulse Biosciences, Inc., 3957 Point Eden Way, Hayward, California 94545.

Name and address of beneficial owner (1)	Number of Shares Owned (2)	Right to Acquire Shares (3)	Total Beneficial Ownership	Percent of Class (4)
5% Stockholders:
Robert W. Duggan (5)	5,876,069	—	5,876,069	34.8
Peter A. Appel (6)	1,000,000	—	1,000,000	5.9

Named executive officers and directors:
Darrin R. Uecker	—	326,636	326,636	1.9
Brian B. Dow	—	108,815	108,815	(*)
Kenneth Clark	—	—	—	(*)
Maky Zanganeh, D.D.S. (7)	469,074	40,832	509,906	3.0
Robert W. Duggan	5,876,069	—	5,876,069	34.8
Manmeet Soni	—	—	—	(*)
Thomas Fogarty, M.D.	—	—	—	(*)
All Directors and Officers as a Group (7 people)	6,345,143	476,283	6,821,426	39.3

___________________

(*)  Represents beneficial ownership of less than 1%.

(1)

Unless otherwise indicated, all persons named as beneficial owners have sole voting power and sole investment power with respect to the shares indicated as beneficially owned and the address of each beneficial owner listed on the table is Pulse Biosciences, Inc., 3957 Point Eden Way, Hayward, California 94545.

(2)	Excludes shares that may be acquired through the exercise of outstanding stock options.
(3)

Represents shares issuable upon exercise of options and warrants exercisable within 60 days after March 28, 2018; however, unless otherwise indicated, these shares do not include any options awarded after March 28, 2018.

(4)	For purposes of calculating the Percent of Class, shares that the person or entity had a right to acquire are deemed to be outstanding when calculating the Percent of Class of such person or entity.
(5)	Based on information obtained from Mr. Duggan. Includes 35,000 shares owned by Genius Inc., of which Mr. Duggan is the sole shareholder.
(6)	Based on information obtained from Mr. Appel.
(7)	Includes (a) 27,000 shares owned by Mahin Zanganeh, Dr. Zanganeh’s mother, (b) 14,000 shares are owned by Mahshad Zanganeh, Dr. Zanganeh’s sister, and (c) 95,574 shares owned by a dependent minor.

EXECUTIVE OFFICERS

Biographical data for our current executive officers, including their ages as of December 31, 2017 is set forth below, except Mr. Uecker’s biography, which is included under the heading, “Board of Directors and Committees of the Board” above.

Executive Officers

Brian B. Dow has been our Chief Financial Officer, Senior Vice President, Finance and Administration, Treasurer and Secretary since November 2015.  Prior to joining us, Mr. Dow served as the Chief Financial Officer of Progyny, Inc. from May 2015 to November 2015.  From May 2010 to April 2015, Mr. Dow was the Vice President and Principal Accounting Officer of Pacific Biosciences of California (Nasdaq: PACB), a leading provider of next generation genetic sequencing instruments.  Mr. Dow held a series of financial officer positions with Northstar Neuroscience, Inc. (Nasdaq: NSTR), a development stage medical device company, from January 2006 to May 2010, most recently serving as the Chief Financial Officer.  Prior to 2006, Mr. Dow had 14 years of progressively-increasing responsibilities in financial management of publicly-traded companies and in public accounting as a manager with Ernst and Young.  Mr. Dow is recognized as a licensed Certified Public Accountant by the Washington State Board of Accountancy and holds a Bachelor of Science in Management from the Georgia Institute of Technology.

EXECUTIVE COMPENSATION

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

Members of the Compensation Committee

Maky Zanganeh, D.D.S (Chair)

Manmeet Soni

Executive Compensation

The following is a discussion and analysis of compensation arrangements of our named executive officers, or “NEOs.”  This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.  Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.  As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive.  Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our NEOs for fiscal year 2017 were as follows, who are comprised of (1) our principal executive officer and (2) our other executive officer:

•	Darrin R. Uecker, our chief executive officer and president and a director; and
•	Brian B. Dow, our chief financial officer, senior vice president finance and administration, treasurer and secretary.

Summary Compensation Table

The following table provides information regarding the compensation of our principal executive officer and each of our other executive officers, together referred to as our named executive officers, for each of the years they were so designated during 2017 and 2016.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Other ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Darrin R. Uecker, President,	2017	330,000	85,932(2)	888	4,988,584	8,220,643	13,626,047
Chief Executive Officer and Director	2016	300,000	93,625(3)	—	—	—	393,625

Brian B. Dow, Senior Vice President,	2017	260,000	48,360(4)	888	—	1,792,040	2,101,288
Finance and Administration and	2016	250,000	35,750(5)	—		—	285,750
Chief Financial Officer

___________________

(1)

Amounts shown represent the aggregate grant date fair value of the restricted stock units and option awards computed in accordance with FASB ASC Topic 718.  These amounts do not correspond to the actual value that will be recognized by our named executive officers.  The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our financial statements.

(2)	Reflects Mr. Uecker’s cash bonus paid January 2018 for 2017 achievement of performance objectives.
(3)

Mr. Uecker was paid a $25,000 cash bonus in May 2016 on the basis of the Board of Directors adopting a strategic plan and operating budget in 2016 and an additional $15,000 in July 2016 for the completion of the initial public offering.  The remaining $53,625 bonus was paid in February 2017 for 2016 achievement of performance objectives.

(4)	Reflects Mr. Dow’s cash bonus paid January 2018 for 2017 achievement of performance objectives.
(5)	Reflects Mr. Dow’s cash bonus paid February 2017 for 2016 achievement of performance objectives.

Outstanding Equity Awards at Fiscal Year-End

The following table presents certain information concerning equity awards held by the named executive officers at the end of the fiscal year ended December 31, 2017.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying outstanding options (#)		Option exercise price ($/sh)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
	Exercisable	Unexercisable
Darrin R. Uecker	158,362 (1)	123,172	4.00	9/20/2025
	110,857 (2)	271,429	30.99	6/7/2027
					160,974	3,798,986
Brian B. Dow	70,336 (1)	70,336	4.00	11/30/2025
	19,791(2)	75,209	27.14	5/16/2027

___________________

(1)	Stock option vests at the rate of 1/4th of the total number of shares subject to the option after one year and 1/16th per quarter for following three years.
(2)	Stock option vests at the rate of 1/48th of the total number of shares over four years.
(3)

The market value of unvested restricted stock units was calculated using the closing price of the Company’s common stock on the NASDAQ on December 29, 2017, which was the last business day of fiscal 2017, of $23.6.

Narrative to Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End

Employment Agreement with Darrin R. Uecker

We entered into an employment agreement with Mr. Uecker, our chief executive officer and president and a director, on September 8, 2015.  The employment agreement has no specific term and constitutes at-will employment.  Mr. Uecker’s current annual base salary is $461,000.  Mr. Uecker was eligible for an annual target bonus in 2017 equal to 35% of his annual base salary, subject to achievement of performance objectives.  Mr. Uecker is eligible to participate in employee benefit plans maintained from time to time by us of general applicability to other senior executives.

Mr. Uecker’s employment agreement provided him the right to receive an option to purchase shares of our common stock equal to 3% of our fully diluted equity as of September 8, 2015 (the “Uecker Start Date Option”), and the right to receive an option to purchase shares of our common stock subsequent to the completion of the then planned IPO such that, including the Uecker Start Date Option, Mr. Uecker would hold options to purchase shares equal to 3% of our post-IPO fully diluted equity (the “IPO Option”).  On October 5, 2016, Mr. Uecker and our Company entered into an amendment agreement (the “Uecker Amendment”), pursuant to which Mr. Uecker agreed to forgo receipt of the IPO Option until our stockholders approve a new equity incentive plan or an increase in the number of shares available under the Company’s 2015 Equity Incentive Plan.  Pursuant to the Uecker Amendment, in exchange for Mr. Uecker forgoing receipt of the IPO Option, Mr. Uecker will receive (i) an option grant to purchase 187,286 shares of our common stock, which is a number of shares equal to the number of shares he would have been entitled to receive upon completion of the IPO, and (ii) a restricted stock grant with a grant date fair value equal to the product of (A) (i) the exercise price per share of the deferral grant, less (ii) $4.00 per share, multiplied by (B) 187,286.  In the event of a change in control that precedes the aforementioned option grant while Mr. Uecker is still an employee of our Company,

Mr. Uecker would be entitled to receive a cash bonus equal to the consideration he would have received as a holder of a vested option to purchase 187,286 shares of our common stock at an exercise price of $4.00 per share.

Pursuant to Mr. Uecker’s employment agreement, if we experience a change of control, as such term is defined in Mr. Uecker’s applicable option agreement, and Mr. Uecker remains an employee through the date of such change of control, the Uecker Start Date Option and IPO Option, to the extent outstanding and unvested, will fully vest and become exercisable.  The Uecker Start Date Option and IPO Option will be exercisable for a 10-year period after the start date of employment.

If we terminate Mr. Uecker’s employment other than for “cause,” death, or disability or if he resigns for “good reason” as defined in his employment agreement, then, subject to his execution of a release of claims in our favor and Mr. Uecker’s compliance with certain restrictive covenants set forth in his employment agreement Mr. Uecker is entitled to receive (i) continuing payments of Mr. Uecker’s then-current base salary for a period of 12 months following his termination of employment, less applicable withholdings, (ii) accelerated vesting as to that portion of Mr. Uecker’s then outstanding and unvested options that would have vested had Mr. Uecker remained an employee for twelve months following his termination date, and (iii) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for Mr. Uecker and his respective dependents until the earlier of (A) Mr. Uecker or his eligible dependents become covered under similar plans, or (B) the date upon which Mr. Uecker ceases to be eligible for coverage under COBRA.

As defined in Mr. Uecker’s employment agreement, “cause” means Mr. Uecker’s (i) conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude, (ii)  gross misconduct, (iii) unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom Mr. Uecker owes an obligation of nondisclosure as a result of Mr. Uecker relationship with the Company; (iv) willful breach of any obligations under any written agreement or covenant with the Company that is injurious to the Company; or (v)  continued failure to perform his employment duties after Mr. Uecker has received a written demand of performance from the Company which specifically sets forth the factual basis for the Company’s belief that Mr. Uecker has not substantially performed his duties and has failed to cure such non-performance to the Company’s satisfaction within 30 business days after receiving such notice.

As defined in Mr. Uecker’s employment agreement, “good reason” means Mr. Uecker’s resignation within 30 days following the expiration of any Company cure period (discussed below) following the occurrence of one or more of the following, without Mr. Uecker’s express written consent: (i) the assignment to Mr. Uecker of any duties beyond the generally recognized scope of employment of a company president and/or chief executive officer or the reduction of Mr. Uecker’s duties or the removal of Mr. Uecker from his position and responsibilities as president or chief executive officer, either of which must result in a material diminution of Mr. Uecker’s authority, duties, or responsibilities with the Company in effect immediately prior to such assignment; provided, however, if Mr. Uecker is provided with an alternative executive type position within the Company or its subsidiaries at the same or better compensation as proved herein or that a reduction in duties, position or responsibilities solely by virtue of the Company being acquired and made part of a larger entity will not constitute “good reason”; (ii) a reduction in Mr. Uecker’s base salary (except where there is a reduction applicable to the management team generally of not more than 10% of Mr., Uecker’s base salary); or (iii) a material change in the geographic location of Mr. Uecker’s primary work facility or location; provided, that a relocation of less than 50 miles from Mr. Uecker’s then present work location will not be considered a material change in geographic location.  Mr. Uecker will not resign for good reason without first providing the Company with written notice of the acts or omissions constituting the grounds for “good reason” within 90 days of the initial existence of the grounds for “good reason” and a reasonable cure period of not less than 30 days following the date of such notice and such grounds for “good reason” have not been cured during such cure period.

In the event any payment to Mr. Uecker pursuant to his employment agreement would be subject to the excise tax imposed by Section 4999 of the Code as a result of a payment being classified as a parachute payment under Section 280G of the Code, Mr. Uecker will receive such payment as would entitle him to receive the greatest after-tax benefit, even if it means that we pay him a lower aggregate payment so as to eliminate the potential excise tax imposed by Section 4999 of the Code.

Mr. Uecker has also entered into our standard inventions assignment, confidentiality and non-competition agreement, a 12-month lock up agreement for securities after this offering, and our standard indemnification agreement for officers and directors.

Employment Agreement with Brian B. Dow

We entered into an employment agreement with Mr. Brian B. Dow, our chief financial officer, secretary and senior vice president finance and administration, on November 20, 2015.  The employment agreement has no specific term and constitutes at-will employment.  Mr. Dow’s current annual base salary is $336,000.  Mr. Dow was eligible for an annual target bonus in 2017 equal to 25% of his annual base salary, subject to achievement of performance objectives.  Mr. Dow is eligible to participate in employee benefit plans maintained from time to time by us of general applicability to other senior executives.

Mr. Dow’s employment agreement provided him the right to receive an option to purchase shares of the Company’s Common Stock equal to 1.5% of the Company’s fully diluted equity as of November 20, 2015 (the “Dow Option”).  Pursuant to Mr. Dow’s employment agreement, if we experience a change of control, as such term is defined in the option agreement underlying the Dow Option, and Mr. Dow remains an employee through the date of such change of control, the Dow Option, to the extent outstanding and unvested, will fully vest and become exercisable.  The Dow Option is exercisable for a 10-year period after the start date of employment.

If we terminate Mr. Dow’s employment other than for “cause,” death, or disability or if he resigns for “good reason” as defined in his employment agreement, then, subject to his execution of a release of claims in our favor and Mr. Dow’s compliance with certain restrictive covenants set forth in his employment agreement, Mr. Dow is entitled to receive (i) continuing payments of Mr. Dow’s then-current base salary for a period of 6 months following his termination of employment, less applicable withholdings, (ii) accelerated vesting as to that portion of Mr. Dow’s then outstanding and unvested options that would have vested had Mr. Dow remained an employee for twelve months following his termination date (or, if such termination occurs within 12 months following a change in control, 50% of the then unvested options will vest), and (iii) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for Mr. Dow and his respective dependents until the earlier of (A) Mr. Dow or his eligible dependents become covered under similar plans, or (B) the date upon which Mr. Dow ceases to be eligible for coverage under COBRA.

As defined in Mr. Dow’s employment agreement, “cause” means Mr. Dow’s (i) conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude, (ii) gross misconduct, (iii) unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom Mr. Dow owes an obligation of nondisclosure as a result of Mr. Dow relationship with the Company; (iv) willful breach of any obligations under any written agreement or covenant with the Company that is injurious to the Company; or (v) continued failure to perform his employment duties after Mr. Dow has received a written demand of performance from the Company which specifically sets forth the factual basis for the Company’s belief that Mr. Dow has not substantially performed his duties and has failed to cure such non-performance to the Company’s satisfaction within 30 business days after receiving such notice.

As defined in Mr. Dow’s employment agreement, “good reason” means Mr. Dow’s resignation within 30 days following the expiration of any Company cure period (discussed below) following the occurrence of one or more of the following, without Mr. Dow’s express written consent: (i) assignment to Mr. Dow of any duties beyond the generally recognized scope of employment of a company chief financial officer and senior vice president finance and administration or the reduction of Mr. Dow’s duties or the removal of Mr. Dow from his position and responsibilities as chief financial officer and senior vice president finance and administration, either of which must result in a material diminution of Mr. Dow’s authority, duties, or responsibilities with the Company in effect immediately prior to such assignment; provided, however, if Mr. Dow is provided with an alternative executive type position within the Company or its subsidiaries at the same or better compensation as proved herein or that a reduction in duties, position or responsibilities solely by virtue of the Company being acquired and made part of a larger entity will not constitute “good reason”; (ii) a reduction in Mr. Dow’s base salary (except where there is a reduction applicable to the management team generally of not more than 10% of Mr. Dow’s base salary); or (iii) a material change in the geographic location of Mr. Dow’s primary work facility or location; provided, that a relocation of less than 50 miles from Mr. Dow’s then present work location will not be considered a material change in geographic location.  Mr. Dow will not resign for good reason without first providing the Company with written notice of the acts or omissions constituting the grounds for “good reason” within 90 days of the initial existence of the grounds for “good reason” and a reasonable cure period of not less than 30 days following the date of such notice and such grounds for “good reason” have not been cured during such cure period.

In the event any payment to Mr. Dow pursuant to his employment agreement would be subject to the excise tax imposed by Section 4999 of the Code as a result of a payment being classified as a parachute payment under Section 280G of the Code, Mr. Dow will receive such payment as would entitle him to receive the greatest after-tax benefit, even if it means that we pay him a lower aggregate payment so as to eliminate the potential excise tax imposed by Section 4999 of the Code.

Mr. Dow has also entered into our standard inventions assignment, confidentiality and non-competition agreement and our standard indemnification agreement for officers and directors.

Equity Compensation Plan Information

The following table presents information about the Company’s equity compensation plans as of December 31, 2017 (in thousands, except price data):

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,505,659	16.59	—
Equity compensation plans not approved by security holders	93,000	24.78	907,000

AUDIT COMMITTEE REPORT

The following audit committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

Our Audit Committee is composed of “independent” directors, as determined in accordance with Nasdaq Stock Market’s Rules and Rule 10A-3 of the Exchange Act.  The Audit Committee has certain duties and powers as described in its written charter adopted by the Board of Directors.  A copy of the charter can be found on the Company’s website at www.pulsebiosciences.com.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, assessing the independent auditor’s qualifications and independence, the performance and scope of independent audit procedures performed on our financial statements and internal control, and management’s process for assessing the adequacy of our system of internal control.  Management is responsible for preparation, presentation, and integrity of our financial statements as well as our financial reporting process, accounting policies, internal control over financial reporting, and disclosure controls and procedures.  The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has:

•	reviewed and discussed our audited financial statements with management and Gumbiner Savett Inc., the independent auditors;
•

discussed with Gumbiner Savett Inc. the matters required to be discussed by the Auditing Standard No. 1301 – Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Release No. 2012-004; and

•

received from Gumbiner Savett Inc. the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the auditors their independence.

In addition, the Audit Committee has regularly met separately with management and with Gumbiner Savett Inc.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

Members of the Audit Committee

Manmeet Soni (Chair)

Maky Zanganeh, D.D.S.

Thomas Fogarty, M.D.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file with the SEC reports about their ownership of common stock and other equity securities of the Company.  Such directors, officers and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based solely on our review of the reports provided to us and on representations received from our directors and executive officers, we believe that all of our executive officers, directors and persons who beneficially own more than 10% of our common stock complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal year 2017, except for one late filing on Form 5 by director Maky Zanganeh to correct the inadvertent omission of securities held by certain members of her immediate family.

Stockholder Proposals

Stockholder Proposals for 2019 Annual Meeting

The submission deadline for stockholder proposals to be included in our proxy materials for the 2019 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act is         , 2018 except as may otherwise be provided in Rule 14a-8.  All such proposals must be in writing and received by our Corporate Secretary at Pulse Biosciences, Inc., 3957 Point Eden Way, Hayward, CA 94545 by close of business on the required deadline in order to be considered for inclusion in our proxy materials for the 2019 annual meeting of stockholders.  Submission of a proposal before the deadline does not guarantee its inclusion in our proxy materials.

Advance Notice Procedure for 2019 Annual Meeting

Under our Bylaws, director nominations and other business may be brought at an annual meeting of stockholders in accordance with the requirements of our Bylaws as in effect from time to time.  For the 2019 annual meeting of stockholders, a stockholder notice must be received by our Corporate Secretary at Pulse Biosciences, Inc., 3957 Point Eden Way, Hayward, CA 94545, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the one-year anniversary of the date of the previous year’s annual meeting.  However, if the 2019 annual meeting of stockholders is advanced by more than 25 days prior to or delayed by more than 25 days after the one-year anniversary of the 2018 Annual Meeting of Stockholders, then, for notice by the stockholder to be timely, it must be received by our Corporate Secretary not earlier than the close of business on the 120th day prior to the 2019 annual meeting of stockholders and not later than the close of business on the later of (i) the 90th day prior to the 2019 annual meeting of stockholders, or (ii) the 10th day following the day on which public announcement of the date of such annual meeting is first made. Please refer to the full text of our Bylaw provisions for additional information and requirements. A copy of our Bylaws may be obtained by writing to our Corporate Secretary at the address listed above.

Stockholders Sharing the Same Address

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders.  This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to our stockholders.  Under this process, certain stockholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies.  Any stockholders who object to or wish to begin householding may notify our Investor

Relations Department at ir@pulsebiosciences.com or Investor Relations, Pulse Biosciences, Inc., 3957 Point Eden Way, Hayward, CA 94545.

Fiscal Year 2017 Annual Report and SEC Filings

Our financial statements for the fiscal year ended December 31, 2017 are included in our Annual Report on Form 10-K.  Our Annual Report and this Proxy Statement are posted on our website at www.pulsebiosciences.com and are available from the SEC at its website at www.sec.gov.  You may also obtain a copy of our Annual Report without charge by sending a written request to Investor Relations, Pulse Biosciences, Inc., 3957 Point Eden Way, Hayward, CA 94545.

*          *          *

The board of directors does not know of any other matters to be presented at the Annual Meeting.  If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold.  You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Hayward, California

              , 2018

PULSE BIOSCIENCES, INC. 3957 Point Eden Way Hayward, CA 94545

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 22, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 22, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees	For	Against	Abstain

1A	Kenneth A. Clark	☐	☐	☐	NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

1B	Robert W. Duggan	☐	☐	☐

1C	Thomas J. Fogarty, M.D.	☐	☐	☐

1D	Manmeet S. Soni	☐	☐	☐

1E	Darrin R. Uecker	☐	☐	☐

1F	Maky Zanganeh, D.D.S.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.		For	Against	Abstain

2.	To approve of the reincorporation of the Company from the state of Nevada to the state of Delaware.	☐	☐	☐

3.	To approve the form of indemnification agreement.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report, Notice & Proxy Statement are available at www.proxyvote.com

PULSE BIOSCIENCES, INC.

Annual Meeting of Stockholders

May 23, 2018 8:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Darrin R. Uecker and Brian B. Dow, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of PULSE BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on May 23, 2018 at 8:00 a.m. Pacific Time at the Fairfield Inn & Suites located at 25921 Industrial Boulevard, Hayward, CA 94545, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Appendix  A

PLAN OF CONVERSION

OF

PULSE BIOSCIENCES, INC.

THIS PLAN OF CONVERSION (this “Plan”) is entered into by Pulse Biosciences, Inc., a Nevada corporation (the “Converting Entity”), which intends to convert (the “Conversion”) into Pulse Biosciences, Inc., a Delaware corporation (the “Converted Entity”) as of the ___ day of ___, 2018.

WHEREAS, the Converting Entity is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, the Board of Directors of the Converting Entity has determined that it is advisable and in the best interests of the Converting Entity and its stockholder for the Converting Entity to convert from a Nevada corporation to a Delaware corporation;

WHEREAS, in accordance with Nevada Revised Statute (“NRS”) 92A and Section 265 of the Delaware General Corporation Law (the “DGCL”) the Converting Entity proposes to effect the Conversion into the Converted Entity;

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity; and

WHEREAS, this Plan has been authorized, approved and adopted by the holders of a majority of the voting power of the stockholders of the Converting Entity.

NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements, undertakings and obligations set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.    Conversion.

(a)    The name of the Converting Entity is Pulse Biosciences, Inc., a Nevada corporation.

(b)    The name of the Converted Entity shall be Pulse Biosciences, Inc., a Delaware corporation.

(c)    Upon the Effective Time (as defined below), and in accordance with NRS 92A and Section 265 of the DGCL, the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation and shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.

(d)    Upon the Effective Time (as defined below), by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time (as defined below), by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

(e)    The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

2.    Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a)    executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of Exhibit A hereto (the “Articles of Conversion”);

(b)    executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, substantially in the form of Exhibit B hereto (the “Certificate of Conversion”); and

(c)    executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, substantially in the form of Exhibit C hereto (the “Certificate of Incorporation”).

3.    Effective Time. The Conversion shall become effective upon the later of (i) the effectiveness of the filing of the Articles of Conversion and (ii) the effectiveness of the filing of the Certificate of Conversion and of the Certificate of Incorporation (the “Effective Time”).

4.    Effect of Conversion.

(a)    Effect on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Common Stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

(b)    Effect on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to purchase shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to purchase shares of Converted Entity Common Stock.

(c)    Effect on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.

(d)    Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, stock option plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

(e)    Effect on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholder, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

5.    Tax Reporting.  The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.

6.    Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

7.     Delaware Bylaws. Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of Pulse Biosciences, Inc., substantially in the form of Exhibit D hereto.

8.    Delaware Indemnification Agreements. As promptly as practicable following the Effective Time, the Converted Entity shall enter into an Indemnification Agreement substantially in the form of Exhibit E hereto with each member of the Board of Directors of the Converted Entity and each executive officer of the Converted Entity.

9.    Miscellaneous.

(a)    Copy of Plan of Conversion. Following the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

(b)    Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

(c)    Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein. For the avoidance of doubt, following the Conversion the Converting Entity will hold all of the rights and obligations of the Converted Entity under this Plan.

(d)    Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Plan as of the day and year first above written.

PULSE BIOSCIENCES, INC.

Name:	Darrin R. Uecker
Title:	President and Chief Executive Officer

Appendix  B

ARTICLES OF CONVERSION

BARBARA K. CEGAVSKE

Secretary of State

202 North Carson Street

Carson City, Nevada 89701-4201

(775) 684-5708

Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE NOTE: The charter document for the resulting entity must be submitted/filed simultaneously with the articles of conversion.

Articles of Conversion

(Pursuant to NRS 92A.205)

1. Name and jurisdiction of organization of constituent entity and resulting entity:

Pulse Biosciences, Inc.
Name of constituent entity

Nevada	Corporation
Jurisdiction	Entity type *

and,
Pulse Biosciences, Inc.
Name of resulting entity

Delaware	Corporation
Jurisdiction	Entity type *

2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

☐	The entire plan of conversion is attached to these articles.
☒	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.
☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 1 Revised: 1-5-15

B-1

BARBARA K. CEGAVSKE

Secretary of State

202 North Carson Street

Carson City, Nevada 89701-4201

(775) 684-5708

Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:

c/o:	3957 Point Eden Way Hayward, CA 94545

5. Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	Time:

6. Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Pulse Biosciences, Inc.
Name of constituent entity

X
Signature	Title	Date

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date.

This statement must be included within the resulting entity's articles.

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 2 Revised: 1-5-15

B-2

Appendix  C

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

of

PULSE BIOSCIENCES, INC.

(a Nevada Corporation)

to

PULSE BIOSCIENCES, INC.

(a Delaware Corporation)

THIS  CERTIFICATE OF  CONVERSION of Pulse Biosciences, Inc., a Nevada corporation (the “Nevada Corp.”) to Pulse Biosciences, Inc., a Delaware Corporation (the “Corporation”) is being executed and filed pursuant to Section 265 of the Delaware General Corporation Law.

1.   The date on which and jurisdiction where the Nevada Corp. was first formed is May 19, 2014, in the State of Nevada.

2.   The name and type of entity of the Nevada Corp. immediately prior to filing this Certificate of Conversion is Pulse Biosciences, Inc., a Nevada corporation.

3.   The name of the Corporation as set forth in its Certificate of Incorporation filed simultaneously herewith is Pulse Biosciences, Inc.

4.   This Certificate of Conversion shall be effective as of the date of filing of this Certificate of Conversion with Certificate of Incorporation.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the Nevada Corp. has executed this Certificate on the ____ day of ______________, 2018.

By:
Name:
Title:

C-1

Appendix D

CERTIFICATE OF INCORPORATION

of

Pulse Biosciences, Inc.

a Delaware corporation

ARTICLE I

The name of this corporation is Pulse Biosciences, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

4.1    Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 550,000,000 shares, consisting of 500,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”), and 50,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

4.2    Increase or Decrease in Authorized Capital Stock.  The number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), voting together as a single class, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a vote by any holders of one or more series of Preferred Stock is required by the express terms of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Section 4.4 of this Article IV.

4.3    Common Stock.

(a)    The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or this certificate  of incorporation (this “Certificate of Incorporation” which term, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designation of any series of Preferred Stock), and subject to the rights of the holders of Preferred Stock, at any annual or special meeting of the stockholders the holders of shares of Common Stock shall have the right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders; provided, however, that, except as otherwise required by law or expressly provided for in this Certificate of Incorporation, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation that relates solely to the terms, number of shares, powers, designations, preferences, or relative participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations or restrictions thereon, of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one more other such series, to vote thereon pursuant to this Certificate of Incorporation (including, without limitation, by any certificate of designation relating to any series of Preferred Stock) or pursuant to the DGCL.

(b)    Subject to the rights of the holders of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board of Directors of the Corporation (the “Board of Directors”) from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(c)    In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

4.4    Preferred Stock.

(a)    The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions and to set forth in a certificate of designation filed pursuant to the DGCL the powers, designations, preferences and relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, of any series of Preferred Stock, including without limitation dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including, without limitation, sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

(b)    The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V

5.1    General Powers.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

5.2    Number of Directors; Election; Term.

(a)    Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the number of directors that constitutes the entire Board of Directors shall be fixed solely by resolution of the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board.  For purposes of this Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies or unfilled seats in previously authorized directorships.

(b)    The term of office of each director shall expire at the first regularly-scheduled annual meeting of the stockholders following the election of such director.

(c)    Notwithstanding the foregoing provisions of this Section 5.2, and subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal.

(d)    Elections of directors need not be by written ballot unless the Bylaws of the Corporation (the “Bylaws”) shall so provide.

5.3    Vacancies and Newly Created Directorships. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, and except as otherwise provided in the DGCL or as permitted in the specific case by resolution of the Board of Directors, vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, and not by stockholders. A person so chosen to fill a vacancy or newly created directorship shall hold office until expiration of the term for which elected and until his or her successor shall be duly elected and qualified.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws.

ARTICLE VII

7.1    No Action by Written Consent of Stockholders.  Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.

7.2    Meetings of Stockholders.  Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of stockholders of the Corporation may be called only by the Board of Directors, acting pursuant to a resolution adopted by a majority of the Whole Board, the chairperson of the Board of Directors, any of the officers of the Corporation, or any stockholder holding at least fifteen percent (15%) of the voting power of the capital stock issued and outstanding and entitled to vote thereat who complies with the provisions of the Bylaws related thereto, but a special meeting of stockholders may not be called by any other person or persons.  The Board of Directors, acting pursuant to a resolution adopted by the Whole Board, or the chairperson of a meeting of stockholders may cancel, postpone or reschedule any previously scheduled meeting of stockholders at any time, before or after the notice for such meeting has been sent to the stockholders.

7.3    Advance Notice.  Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE VIII

8.1    Limitation of Personal Liability.  To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

8.2    Indemnification.

The Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.  The Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors.

The Corporation shall have the power to indemnify, to the extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Any repeal or amendment of this Article VIII by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate of Incorporation inconsistent with this Article VIII will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of any current or former director of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

ARTICLE IX

The Corporation  reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation (including, without limitation, any rights, preferences or other designations of Preferred Stock), in the manner now or hereafter prescribed by this Certificate of Incorporation and the DGCL; and all rights, preferences and privileges herein conferred upon stockholders by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article IX.  Notwithstanding any other provision of this Certificate of Incorporation, and in addition to any other vote that may be required by law or the terms of any series of Preferred Stock, the affirmative vote of the holders of at least 66 2/3% of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision as part of this Certificate of Incorporation inconsistent with the purpose and intent of, Article V, Article VI, Article VII or this Article IX (including, without limitation, any such article as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other article).

ARTICLE X

The name and mailing address of the incorporator of the Corporation is:

Brian Dow

Senior Vice President, Finance & Administration and

Chief Financial Officer

3957 Point Eden Way

Hayward, California 94545

I, the undersigned, as the sole incorporator of the Corporation, have signed this Certificate of Incorporation on _______ __, 2018.

Name:
Incorporator

Appendix  E

BYLAWS OF

PULSE BIOSCIENCES, INC.

(initially adopted on [_____], 2018)

TABLE OF CONTENTS

(continued)

TABLE OF CONTENTS

(continued)

Page
ARTICLE X – AMENDMENTS	E-26
ARTICLE XI - EXCLUSIVE FORUM	E-27

BYLAWS OF PULSE BIOSCIENCES, INC.

________________________________

ARTICLE I - CORPORATE OFFICES

1.1    REGISTERED OFFICE

The registered office of Pulse Biosciences, Inc. (the “corporation”) shall be fixed in the corporation’s certificate of incorporation, as the same may be amended from time to time.

1.2    OTHER OFFICES

The corporation may at any time establish other offices at any place or places.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1    PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors or any of the officers of the corporation (the “Officers”). The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2    ANNUAL MEETING

The annual meeting of stockholders shall be held each year. The board of directors shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws, may be transacted.  The board of directors, acting pursuant to a resolution adopted by a majority of the board of directors, may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

2.3    SPECIAL MEETING

(i)    A special meeting of the stockholders, other than as required by statute, may be called at any time by (a) the board of directors, (b) any of the Officers, or (c) any stockholder holding at least fifteen percent (15%) of stock issued and outstanding and entitled to vote thereat, but a special meeting may not be called by any other person or persons. The board of directors may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

(ii)    The notice of a special meeting shall include the purpose for which the meeting is called. If a special meeting is properly called by any person or persons other than the board of directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by certified or registered mail, return receipt requested, or by telegraphic or other facsimile transmission to the chairman of the board of directors, the chief executive officer, or the Secretary of the corporation. The board of directors shall determine the time and place of such special meeting, which shall be held not less than thirty (30) nor more than ninety (90) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 2.4 of these bylaws. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the (a) the board of directors, (b) any of the officers, or (c) any stockholder holding at least fifteen percent (15%) of the voting power of the capital stock issued and outstanding and entitled to vote thereat. Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

2.4    ADVANCE NOTICE PROCEDURES

(i)    Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the board of directors, or (C) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i), on the record date for the determination of stockholders entitled to notice of the annual meeting and on the record date for the determination of stockholders entitled to vote at the annual meeting, and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. For the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business (other than business included in the corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor thereto (the “1934 Act”))  before an annual meeting of stockholders.

(a)    To comply with clause (C) of Section 2.4(i) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided,  however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

(b)    To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting, the text of the proposed business (including the text of any resolutions proposed for consideration) and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for the determination of stockholders entitled to notice of the meeting to disclose the information contained in clauses (3) and (4) above as of such record date. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(c)    Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(ii)    Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election to the board of directors of the corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder of the corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii), on the record date for the determination of stockholders entitled to notice of the annual meeting and on the record date for the determination of stockholders entitled to vote at the annual meeting, and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

(a)    To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above.

(b)    To be in proper written form, such stockholder’s notice to the secretary must set forth:

(1)    as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between or among the stockholder, any nominee or any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, including a description of any compensatory, payment or other financial agreement, arrangement or understanding involving the nominee and  of any compensation or other payment received by or on behalf of the nominee, in each case in connection with candidacy or service as a director of the corporation, (F) a written statement executed by the nominee acknowledging and representing that the nominee intends to serve a full term on the board of directors if elected and that, as a director of the corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(2)    as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(c)    At the request of the board of directors, any person nominated by a stockholder for election as a director must furnish to the secretary of the corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii).

(d)    Without exception, no person shall be eligible for election or re-election as a director of the corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or in any other notice to the corporation or if the Nominee Solicitation Statement applicable to such nominee or any other relevant notice contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(iii)    Advance Notice of Director Nominations for Special Meetings.

(a)    For a special meeting of stockholders at which directors are to be elected pursuant to Section 2.3, nominations of persons for election to the board of directors shall be made only (1) by or at the direction of the board of directors or (2) by any stockholder of the corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(iii), on the record date for the determination of stockholders entitled to notice of the special meeting and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the corporation that includes the information set forth in Sections 2.4(ii)(b) and (ii)(c) above. To be timely, such notice must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or in any other notice to the corporation or if the Nominee Solicitation Statement applicable to such nominee or any other relevant notice contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

(b)    The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(iv)    Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4, including, with respect to business such stockholder intends to bring before the annual meeting that involves a proposal that such stockholder requests to be included in the corporation’s proxy statement, the requirements of Rule 14a-8 (or any successor provision) under the 1934 Act. Nothing in this Section 2.4 shall be deemed to affect any right of the corporation to omit a proposal from the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

2.5    NOTICE OF STOCKHOLDERS’ MEETINGS

Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the written notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

2.6    QUORUM

The holders of a majority of the voting power of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of incorporation or these bylaws.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

2.7    ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8    CONDUCT OF BUSINESS

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business and discussion as seem to the chairperson in order.  The chairperson of any meeting of stockholders shall have the power to adjourn the meeting to another place, if any, date or time.  The chairperson of any meeting of stockholders shall be designated by the board of directors; in the absence of such designation, the chairperson of the board, if any, or the chief executive officer (in the absence of the chairperson of the board), or the president (in the absence of the chairperson of the board and the chief executive officer), or in their absence any other executive officer of the corporation, shall serve as chairperson of the stockholder meeting.

2.9    VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

Except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange.

2.10    STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof having a preference over the Common Stock as to dividends or upon liquidation, any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by such stockholders.

2.11    RECORD DATES

In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.11 at the adjourned meeting.

In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

2.12    PROXIES

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13    LIST OF STOCKHOLDERS ENTITLED TO VOTE

The corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal place of business. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.14    INSPECTORS OF ELECTION

A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the stockholder.

Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The corporation may designate one (1) or more persons as alternate inspectors to replace any inspector who fails to act.  Such inspectors shall take all actions as contemplated under Section 231 of the DGCL or any successor provision thereto.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are multiple inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III - DIRECTORS

3.1    POWERS

The business and affairs of the corporation shall be managed by or under the direction of the board of directors, except as may be otherwise provided in the DGCL or the certificate of incorporation.

3.2    NUMBER OF DIRECTORS

The board of directors shall consist of two or more members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution adopted by a majority of the board of directors. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3    ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

If so provided in the certificate of incorporation, the directors of the corporation shall be divided into three classes.

3.4    RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws or permitted in the specific case by resolution of the board of directors, and subject to the rights of holders of Preferred Stock, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by stockholders.

3.5    PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The board of directors may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors may participate in a meeting of the board of directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6    REGULAR MEETINGS

Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.

3.7    SPECIAL MEETINGS; NOTICE

Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairperson of the board of directors, the chief executive officer, the president, the secretary or a majority of the authorized number of directors.

Notice of the time and place of special meetings shall be:

(i)    delivered personally by hand, by courier or by telephone;

(ii)    sent by United States first-class mail, postage prepaid;

(iii)    sent by facsimile;

(iv)    sent by electronic mail; or

(v)    otherwise given by electronic transmission (as defined in Section 7.2),

directed to each director at that director’s address, telephone number, facsimile number, electronic mail address or other contact for notice by electronic transmission, as the case may be, as shown on the corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile, (iii) sent by electronic mail or (iv) otherwise given by electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation’s principal executive office) nor the purpose of the meeting, unless required by statute.

3.8    QUORUM; VOTING

At all meetings of the board of directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9    BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.

3.10    FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

3.11    REMOVAL OF DIRECTORS

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV - COMMITTEES

4.1    COMMITTEES OF DIRECTORS

The board of directors may, by resolution passed by a majority of the board of directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in these bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the corporation.

4.2    COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

4.3    MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)    Section 3.5 (place of meetings and meetings by telephone);

(ii)    Section 3.6 (regular meetings);

(iii)    Section 3.7 (special meetings and notice);

(iv)    Section 3.8 (quorum; voting);

(v)    Section 3.9 (action without a meeting); and

(vi)    Section 7.5 (waiver of notice)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members. However:

(i)    the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee;

(ii)    special meetings of committees may also be called by resolution of the board of directors; and

(iii)    notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.

4.4    SUBCOMMITTEES

Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V - OFFICERS

5.1    OFFICERS

The officers of the corporation shall be a president and a secretary. The corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, a vice chairperson of the board of directors, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2    APPOINTMENT OF OFFICERS

The board of directors shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3    SUBORDINATE OFFICERS

The board of directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers as the business of the corporation may require. Each of such officers shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4    REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors or, except in the case of an officer chosen by the board of directors unless as otherwise provided by resolution of the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5    VACANCIES IN OFFICES

Any vacancy occurring in any office of the corporation shall be filled by the board of directors or as provided in Section 5.3.

5.6    REPRESENTATION OF SECURITIES OF OTHER ENTITIES

The chairperson of the board of directors, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the chief executive officer, the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares or other securities of any other entity or entities standing in the name of this corporation, including the right to act by written consent. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7    AUTHORITY AND DUTIES OF OFFICERS

All officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors.

ARTICLE VI - STOCK

6.1    STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Unless otherwise provided by resolution of the board of directors, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the corporation by any two officers of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The corporation shall not have power to issue a certificate in bearer form.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2    SPECIAL DESIGNATION ON CERTIFICATES

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 156, 202(a), 218(a) or 364 of the DGCL or with respect to this Section 6.2 a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3    LOST CERTIFICATES

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4    DIVIDENDS

The board of directors, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock, subject to the provisions of the certificate of incorporation.  The board of directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. .

6.5    TRANSFER OF STOCK

Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6    STOCK TRANSFER AGREEMENTS

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

6.7    REGISTERED STOCKHOLDERS

The corporation:

(i)    shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner; and

(ii)    shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER

7.1    NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the corporation’s records. An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2    NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(i)    the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(ii)    such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given as provided under Section 232 of the DGCL.  An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3    NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any stockholder who fails to object in writing to the corporation, within 60 days of having been given written notice by the corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.  This Section 7.3 shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.4    NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5    WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII - INDEMNIFICATION

8.1    Indemnification of Directors and Officers in Third Party Proceedings

Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2    Indemnification of Directors and Officers in Actions by or in the Right of the CORPORATION

Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

8.3    Successful Defense

To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

8.4    Indemnification of Others

Subject to the other provisions of this Article VIII, the corporation shall have power to indemnify its employees and agents to the extent not prohibited by the DGCL or other applicable law. The board of directors shall have the power to delegate to any person or persons identified in subsections (1) through (4) of Section 145(d) of the DGCL the determination of whether employees or agents shall be indemnified.

8.5    Advance Payment of Expenses

Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the corporation in defending any Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other current or former employees and agents of the corporation or by persons currently or formerly serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the corporation deems appropriate. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 8.6(ii) or 8.6(iv) prior to a determination that the person is not entitled to be indemnified by the corporation.

8.6    Limitation on Indemnification

Subject to the requirements in Section 8.3 and the DGCL, the corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(i)    for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)    for which such indemnitee’s conduct is finally adjudged to have involved intentional misconduct, fraud or a knowing violation of the law;

(iii)    for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv)    for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(v)    initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or

(vi)    if prohibited by applicable law.

8.7    Determination; Claim

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The corporation shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8    Non-Exclusivity of Rights

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

8.9    Insurance

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

8.10    Survival

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11    Effect of Repeal or Modification

A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to the certificate of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

8.12    Certain Definitions

For purposes of this Article VIII, references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article VIII.

ARTICLE IX - GENERAL MATTERS

9.1    EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the certificate of incorporation or these bylaws, the board of directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.2    FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

9.3    SEAL

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4    CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE X - AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote. However, the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

ARTICLE XI - EXCLUSIVE FORUM

Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action arising pursuant to any provision of the Delaware General Corporation Law or the certificate of incorporation or these bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within ten (10) days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than such court, or for which such court does not have subject matter jurisdiction.

Unless the corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933.

Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

APPENDIX F

PULSE BIOSCIENCES, INC.

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”) is dated as of [insert date], and is between Pulse Biosciences, Inc., a Delaware corporation (the “Company”), and [insert name of indemnitee] (“Indemnitee”).

RECITALS

A.    Indemnitee’s service to the Company substantially benefits the Company.

B.    Individuals are reluctant to serve as directors or officers of corporations or in certain other capacities unless they are provided with adequate protection through insurance or indemnification against the risks of claims and actions against them arising out of such service.

C.    Indemnitee does not regard the protection currently provided by applicable law, the Company’s governing documents and any insurance as adequate under the present circumstances, and Indemnitee may not be willing to serve as a director or officer without additional protection.

D.    In order to induce Indemnitee to continue to provide services to the Company, it is reasonable, prudent and necessary for the Company to contractually obligate itself to indemnify, and to advance expenses on behalf of, Indemnitee as permitted by applicable law.

E.    This Agreement is a supplement to and in furtherance of the indemnification provided in the Company’s certificate of incorporation and bylaws, and any resolutions adopted pursuant thereto, and this Agreement shall not be deemed a substitute therefor, nor shall this Agreement be deemed to limit, diminish or abrogate any rights of Indemnitee thereunder.

F.    This Agreement amends and restates any existing indemnification agreement between the Indemnitee and the Company (or any predecessor entity thereto).

The parties therefore agree as follows:

1.    Definitions.

(a)    A “Change in Control” shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events:

(i)    Acquisition of Stock by Third Party. Any Person (as defined below) becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company representing fifteen percent (15%) or more of the combined voting power of the Company’s then outstanding securities (not including any Beneficial Owner controlling fifteen percent (15%) or more of the combined voting power prior to the execution of this Agreement);

(ii)    Change in Board Composition. During any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Company’s board of directors, and any new directors (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 1(a)(i), 1(a)(iii) or 1(a)(iv)) whose election by the board of directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members of the Company’s board of directors;

(iii)    Corporate Transactions. The effective date of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity;

(iv)    Liquidation. The approval by the stockholders of the Company of a complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; and

(v)    Other Events. Any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended, whether or not the Company is then subject to such reporting requirement.

For purposes of this Section 1(a), the following terms shall have the following meanings:

(a)    “Person” shall have the meaning as set forth in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended; provided, however, that “Person” shall exclude (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (iii) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(b)    “Beneficial Owner” shall have the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended; provided, however, that “Beneficial Owner” shall exclude any Person otherwise becoming a Beneficial Owner by reason of (i) the stockholders of the Company approving a merger of the Company with another entity or (ii) the Company’s board of directors approving a sale of securities by the Company to such Person.

(c)    “Corporate Status” describes the status of a person who is or was a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of the Company or any other Enterprise.

(d)    “DGCL” means the General Corporation Law of the State of Delaware.

(e)     “Disinterested Director” means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

(f)    “Enterprise” means the Company and any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary.

(g)    “Expenses” include all reasonable and actually incurred attorneys’ fees, retainers, court costs, transcript costs, fees and costs of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding. Expenses also include (i) Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any cost bond, supersedeas bond or other appeal bond or their equivalent, and (ii) for purposes of Section 12(c), Expenses incurred by Indemnitee in connection with the interpretation, enforcement or defense of Indemnitee’s rights under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.

(h)    “Independent Counsel” means a law firm, or a partner or member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent (i) the Company or Indemnitee in any matter material to either such party (other than as Independent Counsel with respect to matters concerning Indemnitee under this Agreement, or other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

(i)     “Proceeding” means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, including any appeal therefrom and including without limitation any such Proceeding pending as of the date of this Agreement, in which Indemnitee was, is or will be involved as a party, a potential party, a non-party witness or otherwise by reason of (i) the fact that Indemnitee is or was a director or officer of the Company, (ii) any action taken by Indemnitee or any action or inaction on Indemnitee’s part while acting as a director or officer of the Company, or (iii) the fact that he or she is or was serving at the request of the Company as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of the Company or any other Enterprise, in each case whether or not serving in such capacity at the time any liability or Expense is incurred for which indemnification or advancement of expenses can be provided under this Agreement.

(j)    Reference to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

2.    Indemnity in Third-Party Proceedings. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 2 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 2, Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on his or her behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

3.    Indemnity in Proceedings by or in the Right of the Company. The Company shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3, Indemnitee shall be indemnified to the fullest extent permitted by applicable law against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding or any claim, issue or matter therein, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for Expenses shall be made under this Section 3 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged by a court of competent jurisdiction to be liable to the Company, unless and only to the extent that the Delaware Court of Chancery or any court in which the Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such expenses as such court shall deem proper.

4.    Indemnification for Expenses of a Party Who is Wholly or Partly Successful. To the extent that Indemnitee is a party to or a participant in and is successful (on the merits or otherwise) in defense of any Proceeding or any claim, issue or matter therein, the Company shall indemnify Indemnitee against all Expenses actually incurred by Indemnitee or on Indemnitee’s behalf in connection therewith. For purposes of this section, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

5.    Indemnification for Expenses of a Witness. To the extent that Indemnitee is, by reason of his or her Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, Indemnitee shall be indemnified to the extent permitted by applicable law against all Expenses actually incurred by Indemnitee or on Indemnitee’s behalf in connection therewith.

6.    Additional Indemnification.

(a)    Notwithstanding any limitation in Sections 2, 3, 4 or 5, the Company shall indemnify Indemnitee to the fullest extent permitted by applicable law if Indemnitee is, or is threatened to be made, a party to or a participant in any Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against all Expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee or on his or her behalf in connection with the Proceeding or any claim, issue or matter therein.

(b)    For purposes of Section 6(a), the meaning of the phrase “to the fullest extent permitted by applicable law” shall include, but not be limited to:

(i)    the fullest extent permitted by the provision of the DGCL that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL; and

(ii)    the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

7.    Exclusions. Notwithstanding any provision in this Agreement, the Company shall not be obligated under this Agreement, unless ordered by a court, to make any indemnity in connection with any Proceeding (or any part of any Proceeding):

(a)    for which payment has actually been made to or on behalf of Indemnitee under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(b)    for Indemnitee’s conduct which is (i) finally adjudged to have involved intentional misconduct, fraud or a knowing violation of the law and (ii) was material to the cause of action;

(c)    for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of federal, state or local statutory law or common law, if Indemnitee is held liable therefor (including pursuant to any settlement arrangements);

(d)    for any reimbursement of the Company by Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by Indemnitee from the sale of securities of the Company, as required in each case under the Securities Exchange Act of 1934, as amended (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act), if Indemnitee is held liable therefor (including pursuant to any settlement arrangements);

(e)    initiated by Indemnitee, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee against the Company or its directors, officers, employees, agents or other indemnitees, unless (i) the Company’s board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (iii) otherwise authorized in Section 12(c) or (iv) otherwise required by applicable law; or

(f)    if prohibited by applicable law.

8.    Advances of Expenses. The Company shall advance the Expenses incurred by Indemnitee in connection with any Proceeding prior to its final disposition, and such advancement shall be made as soon as reasonably practicable, but in any event no later than 30 days, after the receipt by the Company of a written statement or statements requesting such advances from time to time (which shall include invoices received by Indemnitee in connection with such Expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditure made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice). Advances shall be unsecured and interest free and made without regard to Indemnitee’s ability to repay such advances. Indemnitee hereby undertakes to repay any advance to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company. This Section 8 shall not apply to the extent advancement is prohibited by law and shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is not provided under this Agreement, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 7(c) or 7(d) prior to a determination that Indemnitee is not entitled to be indemnified by the Company.

9.    Procedures for Notification and Defense of Claim.

(a)    Indemnitee shall notify the Company in writing of any matter with respect to which Indemnitee intends to seek indemnification or advancement of Expenses as soon as reasonably practicable following the receipt by Indemnitee of notice thereof. The written notification to the Company shall include, in reasonable detail, a description of the nature of the Proceeding and the facts underlying the Proceeding. The failure by Indemnitee to notify the Company will not relieve the Company from any liability which it may have to Indemnitee hereunder or otherwise than under this Agreement, and any delay in so notifying the Company shall not constitute a waiver by Indemnitee of any rights, except to the extent that such failure or delay materially prejudices the Company.

(b)    If, at the time of the receipt of a notice of a Proceeding pursuant to the terms hereof, the Company has directors’ and officers’ liability insurance in effect that may be applicable to the Proceeding, the Company shall give prompt notice of the commencement of the Proceeding to the insurers in accordance with the procedures set forth in the applicable policies. The Company shall thereafter take all commercially-reasonable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

(c)    In the event the Company may be obligated to make any indemnity in connection with a Proceeding, the Company shall be entitled to assume the defense of such Proceeding with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, conditioned or delayed, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee for any fees or expenses of counsel subsequently incurred by Indemnitee with respect to the same Proceeding. Notwithstanding the Company’s assumption of the defense of any such Proceeding, the Company shall be obligated to pay the fees and expenses of Indemnitee’s separate counsel to the extent (i) the employment of separate counsel by Indemnitee is authorized by the Company, (ii) counsel for the Company or Indemnitee shall have reasonably concluded that there is a conflict of interest between the Company and Indemnitee in the conduct of any such defense such that Indemnitee needs to be separately represented, (iii) the Company is not financially or legally able to perform its indemnification obligations or (iv) the Company shall not have retained, or shall not continue to retain, counsel to defend such Proceeding. The Company shall have the right to conduct such defense as it sees fit in its sole discretion. Regardless of any provision in this Agreement, Indemnitee shall have the right to employ counsel in any Proceeding at Indemnitee’s personal expense. The Company shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Company.

(d)    Indemnitee shall give the Company such information and cooperation in connection with the Proceeding as may be reasonably appropriate.

(e)    Indemnitee shall not enter into any settlement in connection with a Proceeding (or any part thereof) without ten days prior written notice to the Company.

(f)    The Company shall have the right to settle any Proceeding (or any part thereof) without the consent of Indemnitee, provided that such settlement does not prejudice the Indemnitee or acknowledge wrongdoing on behalf of Indemnitee.

10.    Procedures upon Application for Indemnification.

(a)    To obtain indemnification, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and as is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification following the final disposition of the Proceeding. The Company shall, as soon as reasonably practicable after receipt of such a request for indemnification, advise the board of directors that Indemnitee has requested indemnification. Any delay in providing the request will not relieve the Company from its obligations under this Agreement, except to the extent such failure is prejudicial.

(b)    Upon written request by Indemnitee for indemnification pursuant to Section 10(a), a determination with respect to Indemnitee’s entitlement thereto shall be made in the specific case (i) if a Change in Control shall have occurred, by Independent Counsel in a written opinion to the Company’s board of directors, a copy of which shall be delivered to Indemnitee or (ii) if a Change in Control shall not have occurred, (A) by a majority vote of the Disinterested Directors, even though less than a quorum of the Company’s board of directors, (B) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum of the Company’s board of directors, (C) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Company’s board of directors, a copy of which shall be delivered to Indemnitee or (D) if so directed by the Company’s board of directors, by the stockholders of the Company. If it is determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons or entity making the determination with respect to Indemnitee’s entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company, to the extent permitted by applicable law.

(c)    In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(b), the Independent Counsel shall be selected as provided in this Section 10(c). If a Change in Control shall not have occurred, the Independent Counsel shall be selected by the Company’s board of directors, and the Company shall give written notice to Indemnitee advising him or her of the identity of the Independent Counsel so selected. If a Change in Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Company’s board of directors, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within ten days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; provided,  however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 1 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 20 days after the later of (i) submission by Indemnitee of a written request for indemnification pursuant to Section 10(a) hereof and (ii) the final disposition of the Proceeding, the parties have not agreed upon an Independent Counsel, either the Company or Indemnitee may petition a court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other’s selection of Independent Counsel and for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 10(b) hereof. Upon the due commencement of any judicial proceeding or arbitration pursuant to

Section 12(a) of this Agreement, the Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

(d)    The Company agrees to pay the reasonable fees and expenses of any Independent Counsel and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

11.    Presumptions and Effect of Certain Proceedings.

(a)    In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall, to the fullest extent not prohibited by law, presume that Indemnitee is entitled to indemnification under this Agreement, and the Company shall, to the fullest extent not prohibited by law, have the burden of proof to overcome that presumption.

(b)    The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

(c)    For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith to the extent Indemnitee relied in good faith on (i) the records or books of account of the Enterprise, including financial statements, (ii) information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, (iii) the advice of legal counsel for the Enterprise or its board of directors or counsel selected by any committee of the board of directors or (iv) information or records given or reports made to the Enterprise by an independent certified public accountant, an appraiser, investment banker or other expert selected with reasonable care by the Enterprise or its board of directors or any committee of the board of directors. Notwithstanding the foregoing, the Indemnitee is not entitled to rely on such information, opinions, reports, books of account or statements if the Indemnitee has knowledge concerning the matter in question that would cause reliance thereon to be unwarranted. The provisions of this Section 11(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

(d)    Neither the knowledge, actions nor failure to act of any other director, officer, agent or employee of the Enterprise shall be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

(e)    If the person, persons or entity empowered or selected under Section 10 of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within 60 days after receipt by the Company of the request therefor in accordance with this Agreement, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statements not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional 30 days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for obtaining or evaluating documentation or information relating thereto; and provided, further, that the foregoing provisions of this section shall not apply (i) if the determination of entitlement to indemnification is to be made by the stockholders pursuant to

Section 10(b) of this Agreement and if (A) within 15 days after receipt by the Company of the request for such determination the Board has resolved to submit such determination to the stockholders for their consideration at an annual meeting to be held within 75 days after such receipt and such determination is made thereat, or (B) a special meeting of stockholders is called within 15 days after receipt of such a request for the purpose of making such determination, such meeting is held for such purpose within 60 days after having been so called and such determination is made thereat, or (ii) if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 10(b) of this Agreement.

12.    Remedies of Indemnitee.

(a)    In the event that (i) a determination is made pursuant to Section 10 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 8 or 12(c) of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 10 of this Agreement within 30 days after the later of the receipt by the Company of the request for indemnification or the final disposition of the Proceeding, (iv) payment of indemnification pursuant to this Agreement is not made (A) within ten days after a determination has been made that Indemnitee is entitled to indemnification or (B) with respect to indemnification pursuant to Sections 4, 5 and 12(c) of this Agreement, within 30 days after receipt by the Company of a written request therefor, or (v) the Company or any other person or entity takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from,  Indemnitee the benefits provided or intended to be provided to Indemnitee hereunder, Indemnitee shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of Expenses.  The Company shall not oppose Indemnitee’s right to seek any such adjudication in accordance with this Agreement.

(b)    In any judicial proceeding commenced pursuant to this Section 12, in the event that the person, persons or entity empowered or selected under Section 10 of this Agreement to determine whether Indemnitee is entitled to indemnification has not made such a determination within the relevant time period provided for under Section 12(a) of this Agreement, the Company shall stipulate and may not contest that Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

(c)    To the extent not prohibited by law, the Company shall indemnify Indemnitee against all Expenses that are incurred by Indemnitee in connection with any action for indemnification or advancement of Expenses from the Company under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company to the extent Indemnitee is successful in such action, and, if requested by Indemnitee, shall (as soon as reasonably practicable, but in any event no later than 90 days, after receipt by the Company of a written request therefor) advance such Expenses to Indemnitee, subject to the provisions of Section 8.

(d)    Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification shall be required to be made prior to the final disposition of the Proceeding.

13.    Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amounts incurred by Indemnitee, whether for Expenses, judgments, fines or amounts paid or to be paid in settlement, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the events and transactions giving rise to such Proceeding; and (ii) the relative fault of Indemnitee and the Company (and its other directors, officers, employees and agents) in connection with such events and transactions.

14.    Non-exclusivity. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company’s certificate of incorporation or bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. To the extent that a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company’s certificate of incorporation and bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change, subject to the restrictions expressly set forth herein or therein. Except as expressly set forth herein, no right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as expressly set forth herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

15.    Primary Responsibility.  The Company acknowledges that Indemnitee may have certain rights to indemnification and advancement of expenses provided by certain affiliates thereof (collectively, the “Secondary Indemnitors”). The Company agrees that, as between the Company and the Secondary Indemnitors, the Company is primarily responsible for amounts required to be indemnified or advanced under the Company’s articles of incorporation or bylaws or this Agreement and any obligation of the Secondary Indemnitors to provide indemnification or advancement for the same amounts is secondary to those Company obligations.

16.    No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (or for which advancement is provided hereunder) if and to the extent that Indemnitee has otherwise actually received payment for such amounts under any insurance policy, contract, agreement or otherwise.

17.    Insurance. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, trustees, general partners, managing members, officers, employees, agents or fiduciaries of the Company or any other Enterprise, Indemnitee shall be covered by such policy or policies to the same extent as the most favorably-insured persons under such policy or policies in a comparable position.

18.    Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

19.    Services to the Company. Indemnitee agrees to serve as a director or officer of the Company or, at the request of the Company, as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of another Enterprise, for so long as Indemnitee is duly elected or appointed or until Indemnitee tenders his or her resignation or is removed from such position. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position. This Agreement shall not be deemed an employment contract between the Company (or any of its subsidiaries or any Enterprise) and Indemnitee. Indemnitee specifically acknowledges that any employment with the Company (or any of its subsidiaries or any Enterprise) is at will, and Indemnitee may be discharged at any time for any reason, with or without cause, with or without notice, except as may be otherwise expressly provided in any executed, written employment contract between Indemnitee and the Company (or any of its subsidiaries or any Enterprise), any existing formal severance policies adopted by the Company’s board of directors or, with respect to service as a director or officer of the Company, the Company’s certificate of incorporation or bylaws or the DGCL. No such document shall be subject to any oral modification thereof.

20.    Duration. This Agreement shall continue until and terminate upon the later of (a) ten years after the date that Indemnitee shall have ceased to serve as a director or officer of the Company or as a director, trustee, general partner, managing member, officer, employee, agent or fiduciary of any other Enterprise, as applicable; or (b) one year after the final termination of any Proceeding, including any appeal, then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant this Agreement relating thereto.

21.    Successors. This Agreement shall be binding upon the Company and its successors and assigns, including any direct or indirect successor, by purchase, merger, consolidation or otherwise, to all or substantially all of the business or assets of the Company, and shall inure to the benefit of Indemnitee and Indemnitee’s heirs, executors and administrators.

22.    Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company’s inability, pursuant to court order or other applicable law, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (ii) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (iii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

23.    Enforcement. The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a director or officer of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director or officer of the Company.

24.    Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof; provided,  however, that this Agreement is a supplement to and in furtherance of the Company’s certificate of incorporation and bylaws and applicable law.

25.    Modification and Waiver. No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by the parties hereto. No amendment, alteration or repeal of this Agreement shall adversely affect any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her Corporate Status prior to such amendment, alteration or repeal. No waiver of any of the provisions of this Agreement shall constitute or be deemed a waiver of any other provision of this Agreement nor shall any waiver constitute a continuing waiver.

26.    Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand, messenger or courier service addressed:

(a)    if to Indemnitee, to Indemnitee’s address as shown on the signature page of this Agreement or in the Company’s records, as may be updated in accordance with the provisions hereof; or

(b)    if to the Company, to the attention of the Chief Executive Officer or Chief Financial Officer of the Company at 3957 Point Eden Way, Hayward, California 94545, or at such other current address as the Company shall have furnished to Indemnitee, with a copy (which shall not constitute notice) to Andrew D. Hoffman, Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

27.    Applicable Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. To the extent such court has or can obtain jurisdiction, the Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Delaware Court of Chancery, and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court of Chancery for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not otherwise subject to service of process in the State of Delaware, the registered agent of the Company as its agent in the State of Delaware as such party’s agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, (iv) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court of Chancery, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court of Chancery has been brought in an improper or inconvenient forum.

28.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile signature and in counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

29.    Captions. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

(signature page follows)

The parties are signing this Indemnification Agreement as of the date stated in the introductory sentence.

PULSE BIOSCIENCES, INC.

(Signature)

(Print name)

(Title)

[INSERT INDEMNITEE NAME]

(Signature)

(Print name)

(Street address)

(City, State and ZIP)